UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21823

Pioneer Series Trust V
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2020

Date of reporting period: September 1, 2019 through February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Corporate
High Yield Fund

Semiannual Report | February 29, 2020

Ticker Symbols:
Class A	HYCAX
Class C	HYCCX
Class Y	HYCYX
Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019 and then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the early days of 2020 have reminded us, in today’s global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short- and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 29, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 3

Portfolio Management Discussion | 2/29/20
In the following interview, Matthew Shulkin discusses the factors that influenced the performance of Pioneer Corporate High Yield Fund during the six-month period ended February 29, 2020. Mr. Shulkin, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Andrew Feltus, Co-Director of High Yield and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth Monaghan, Co-Director of High Yield and a portfolio manager at Amundi Pioneer*.
Q    How did the Fund perform during the six-month period ended February 29, 2020?
A    Pioneer Corporate High Yield Fund’s Class A shares returned 1.56% at net asset value during the six-month period ended February 29, 2020, while the Fund’s benchmark, the ICE Bank of America U.S. High Yield Index (the ICE BofA Index), returned 1.34%. During the same period, the average return of the 716 mutual funds in Morningstar’s High Yield Bond Funds category was 1.17%.
Q    Could you please describe the market environment for high-yield corporate bond investors during the six-month period ended February 29, 2020?
A    Entering the period in September 2019, fears that the U.S. economy would join the global slowdown pulled down U.S. Treasury yields and increased U.S. high-yield spreads. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) The spread-to-Treasuries of the Fund’s benchmark, the ICE BofA Index, had increased to over 450 basis points (bps) in August of 2019, while the 10-year Treasury yield fell to a calendar-year low of 1.46% in early September. (A basis point is equal to 1/100th of a percentage point.)
The global economic slowdown was triggered primarily by the ongoing U.S.-China trade war, which caused the Chinese economy to slow and had a downstream negative effect on the export-oriented European economy. The negative effect of the trade war turned out to be less severe in the more domestically oriented U.S. economy than in either China or Europe, though the U.S. economy slowed from the very strong 2.9% gross domestic product (GDP) growth seen in 2018 to 1.6% in the third and fourth quarters of
*     Mr. Monaghan became a portfolio manager on the Fund effective September 30, 2019.
4 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

2019, and to 2.3% for the 2019 calendar year overall. However, that level of GDP growth proved sufficient as employment and wages rose, while jobless claims remained near-record lows.
In order to ensure that the favorable economic conditions continued, the U.S. Federal Reserve (Fed) reduced its short-term interest-rate target by 0.25% at both its September and October meetings, bringing the Fed’s total number of rate reductions for 2019 to three. The high-yield market reacted well to the interest-rate cuts, with spreads tightening into the end of the year as investors allocated their money to the asset class. Investors’ risk sentiment also received a boost late in the calendar year as a “Phase One” trade deal between the U.S. and China was signed and the United Kingdom’s “Brexit” negotiations reached a long-awaited conclusion.
After the start of the new calendar year, anxiety began to emerge regarding the spread of a novel coronavirus (COVID-19) in China. Investors extrapolated from news reports about the measures the Chinese government was taking to contain the virus that a significant economic slowdown was likely. When COVID-19 began swiftly spreading to and throughout other countries and the potential negative economic effects became apparent, markets for riskier assets such as high-yield bonds declined. As a result, high-yield credit spreads relative to Treasuries widened considerably between January 2020 and the end of the six-month period.
Q   Can you review the Fund’s principal strategies during the six-month period ended February 29, 2020, and the degree to which they added to or detracted from benchmark-relative performance?
A    Security selection drove the Fund’s solid performance relative to the benchmark during the six-month period, led by holdings within energy, basic industries, and financial services.
Within energy, our overall focus on holding higher-quality issues in the portfolio aided the Fund’s benchmark-relative returns, although an overweight to the sector, which was quite weak during the six-month period, detracted from relative performance. Additionally, the Fund lost some benchmark-relative performance in the media and retail sectors and, to a lesser extent, in technology & electronics.
With regard to individual portfolio positions, holdings of Indigo Resources, MEG Energy, and Surgery Centers led positive contributions to the Fund’s benchmark-relative returns. Indigo Resources is an exploration & production company in the energy sector; Indigo announced the sale of its pipeline operations, which provided liquidity and increased credit strength
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 5

during the six-month period. MEG Energy is a Canadian oil sands operator that is able to produce oil from its existing properties at very low cost. Surgery Center operates standalone surgery facilities; the company is highly leveraged and rallied during the quarter as operations improved.
On the negative side, Diamond Sports, a regional sports network controlled by Sinclair Television Group (also a Fund holding), was the weakest performer for the Fund relative to the benchmark during the six-month period, as revenues came in below expectations. Whiting Petroleum, an oil exploration & production company in North Dakota, and Gulfport, an oil/natural gas exploration & production company in Ohio, were also among the largest detractors from the Fund’s benchmark-relative performance as the energy sector struggled overall.
Q   Can you discuss the factors that affected the Fund’s income-generation, or distributions to shareholders, either positively or negatively, during the six-month period ended February 29, 2020?
A    The Fund’s distributions** provided to shareholders remained relatively stable over the six-month period. Our more “up-in-quality” and higher-rated bias when selecting securities for the portfolio resulted in a marginally lower yield versus the benchmark ICE BofA Index, but we view the positioning as appropriate given where we are in the current credit cycle.
Q    Did the Fund have any exposure to derivatives during the six-month period ended February 29, 2020? If so, did the derivatives have a material effect on the Fund’s performance?
A    We have the ability to utilize derivatives from time to time in order to maintain the desired level of portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. During the six-month period, the Fund had light exposure to credit-default-swap index contracts, which had no material impact on performance.
Q    What is your assessment of the current climate for high-yield investing?
A    As we write this update, the COVID-19 pandemic has led to much of the U.S. population engaging in social distancing, working from home, or living under state-mandated “shelter in place” orders, which has resulted in the shuttering of businesses, including factories and restaurants, school
** Distributions are not guaranteed.
6 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

closings, and severe travel restrictions. The economic fallout from shutting down much of the U.S. economy will be large, and we expect unemployment claims to skyrocket.
High-yield spreads have increased dramatically as the market anticipates a quick increase in defaults. We believe the high-yield market is now pricing in multiple years of defaults in excess of 10%, which has never happened.
Looking forward, we believe the markets for risky assets, including high-yield debt, need two main things to happen in order to stabilize: credible policy responses and a flattening in COVID-19 case growth in the U.S. We believe the policy responses from the Fed have been very credible and the U.S. government seems poised to follow the Fed’s lead with economic stimulus legislation. On the whole, we think policy responses to the COVID-19 crisis have been, and will continue to be, strong. However, at the present time, we have yet to see a stabilization in case growth, and we believe the markets will remain volatile until that occurs.
Currently, we are maintaining a focus on liquidity within the Fund. In addition, we are using the market dislocation to both move the portfolio out of credits we feel may face longer-term issues from the virus and energy crises, while at the same time looking to take advantage of opportunities on the buy side. We will not look to increase the overall risk level of the Fund’s portfolio until we have more clarity on the evolution and hopefully the resolution of the COVID-19 crisis.
Please refer to the Schedule of Investments on pages 16–26 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 7

When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
8 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Portfolio Summary | 2/29/20

10 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 3/3/20	4.38%
2.	U.S. Treasury Floating Rate Notes, 1.811% (3 Month U.S. Treasury Bill
	Money Market Yield + 30 bps), 10/31/21	3.99
3.	U.S. Treasury Bills, 3/17/20	0.99
4.	Covanta Holding Corp., 6.0%, 1/1/27	0.98
5.	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	0.96
6.	Beacon Escrow Corp., 4.875%, 11/1/25 (144A)	0.96
7.	M/I Homes, Inc., 4.95%, 2/1/28 (144A)	0.95
8.	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	0.91
9.	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	0.86
10.	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	0.85

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 9

Prices and Distributions | 2/29/20
Net Asset Value per Share

Class	2/29/20	8/31/19
A	$10.01	$10.15
C	$10.00	$10.14
Y	$10.01	$10.15

Distributions per Share*: 9/1/19–2/29/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.3003	$ —	$ —
C	$0.2618	$ —	$ —
Y	$0.3132	$ —	$ —

Index Definition
The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–13.
*	The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period.
10 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Performance Update | 2/29/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Corporate High Yield Fund at public offering price during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.
Average Annual Total Returns
(As of February 29, 2020)
	Net	Public	ICE
	Asset	Offering	BofA U.S.
	Value	Price	High Yield
Period	(NAV)	(POP)	Index
Life of Class
(1/3/17)	5.16%	3.64%	5.39%
1 year	6.73	1.93	5.91

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
2.02%	0.90%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 11

Performance Update | 2/29/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.
Average Annual Total Returns
(As of February 29, 2020)
			ICE
			BofA U.S.
	If	If	High Yield
Period	Held	Redeemed	Index
Life of Class
(1/3/17)	4.36%	4.36%	5.39%
1 year	5.95	5.95	5.91

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
2.77%	1.65%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Performance Update | 2/29/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.
Average Annual Total Returns
(As of February 29, 2020)
	Net	ICE
	Asset	BofA U.S.
	Value	High Yield
Period	(NAV)	Index
Life of Class
(1/3/17)	5.42%	5.39%
1 year	7.01	5.91

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
1.77%	0.60%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 13

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6

(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund
Based on actual returns from September 1, 2019 through February 29, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/19
Ending Account Value	$1,015.60	$1,011.80	$1,016.90
(after expenses) 2/29/20
Expenses Paid	$4.76	$8.50	$3.36
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.95%, 1.70%, and 0.67% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366, (to reflect the partial year period).

14 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from September 1, 2019 through February 29, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/19
Ending Account Value	$1,020.14	$1,016.41	$1,021.53
(after expenses) 2/29/20
Expenses Paid	$4.77	$8.52	$3.37
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.95%, 1.70%, and 0.67% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366, (to reflect the partial year period).

Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 15

Schedule of Investments | 2/29/20 (unaudited)

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 97.9%
	CORPORATE BONDS — 88.7% of Net Assets
	Advertising — 1.2%
20,000	Lamar Media Corp., 3.75%, 2/15/28 (144A)	$ 20,056
126,000	Lamar Media Corp., 4.0%, 2/15/30 (144A)	126,000
168,000	MDC Partners, Inc., 6.5%, 5/1/24 (144A)	153,300
	Total Advertising	$ 299,356
	Aerospace & Defense — 0.8%
100,000	Bombardier, Inc., 6.0%, 10/15/22 (144A)	$ 98,000
83,000	Bombardier, Inc., 7.5%, 3/15/25 (144A)	81,962
20,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	19,850
	Total Aerospace & Defense	$ 199,812
	Airlines — 0.3%
91,000	American Airlines Group, Inc., 3.75%, 3/1/25 (144A)	$ 83,947
	Total Airlines	$ 83,947
	Auto Manufacturers — 0.7%
164,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	$ 173,111
	Total Auto Manufacturers	$ 173,111
	Auto Parts & Equipment — 1.4%
204,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 196,248
86,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	86,215
95,000	Titan International, Inc., 6.5%, 11/30/23	72,200
	Total Auto Parts & Equipment	$ 354,663
	Banks — 3.3%
200,000(a)(b)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	$ 214,500
95,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	91,438
90,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	85,248
242,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%,
	6/15/25 (144A)	242,000
200,000(a)(b)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
	434 bps) (144A)	213,290
	Total Banks	$ 846,476
	Building Materials — 2.7%
193,000	Builders FirstSource, Inc., 5.0%, 3/1/30 (144A)	$ 193,093
173,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	186,840
199,000	Standard Industries, Inc., 4.75%, 1/15/28 (144A)	204,473
94,000	Summit Materials LLC/Summit Materials Finance Corp.,
	6.5%, 3/15/27 (144A)	100,345
	Total Building Materials	$ 684,751

The accompanying notes are an integral part of these financial statements.
16 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	Chemicals — 2.9%
150,000	CF Industries, Inc., 5.375%, 3/15/44	$ 168,181
88,000	NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)	85,800
33,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	31,361
200,000	OCI NV, 5.25%, 11/1/24 (144A)	204,000
100,000	Olin Corp., 5.0%, 2/1/30	97,380
106,000	Trinseo Materials Operating SCA/Trinseo Materials Finance,
	Inc., 5.375%, 9/1/25 (144A)	98,315
45,000	Valvoline, Inc., 4.25%, 2/15/30 (144A)	44,381
	Total Chemicals	$ 729,418
	Coal — 0.6%
185,000	SunCoke Energy Partners LP/SunCoke Energy Partners
	Finance Corp., 7.5%, 6/15/25 (144A)	$ 166,500
	Total Coal	$ 166,500
	Commercial Services — 5.6%
35,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
	6.625%, 7/15/26 (144A)	$ 36,706
95,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
	9.75%, 7/15/27 (144A)	100,956
60,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	58,163
30,000	Ashtead Capital, Inc., 4.0%, 5/1/28 (144A)	30,765
20,000	Ashtead Capital, Inc., 4.25%, 11/1/29 (144A)	20,729
69,000	Brink’s Co., 4.625%, 10/15/27 (144A)	70,725
144,000	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)	147,600
168,000	GW B-CR Security Corp., 9.5%, 11/1/27 (144A)	177,660
106,000	Herc Holdings, Inc., 5.5%, 7/15/27 (144A)	109,964
53,000	Hertz Corp., 7.125%, 8/1/26 (144A)	52,322
35,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	5.25%, 4/15/24 (144A)	36,225
55,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	5.75%, 4/15/26 (144A)	56,634
100,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	6.25%, 1/15/28 (144A)	96,350
200,000	Sotheby’s, 7.375%, 10/15/27 (144A)	199,500
35,000	United Rentals North America, Inc., 3.875%, 11/15/27	35,306
44,000	United Rentals North America, Inc., 5.25%, 1/15/30	46,288
160,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	173,992
	Total Commercial Services	$ 1,449,885
	Computers — 0.6%
150,000	Western Digital Corp., 4.75%, 2/15/26	$ 154,875
	Total Computers	$ 154,875

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 17

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Distribution & Wholesale — 0.7%
175,000	Wolverine Escrow LLC, 8.5%, 11/15/24 (144A)	$ 170,660
	Total Distribution & Wholesale	$ 170,660
	Diversified Financial Services — 2.5%
65,000	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)	$ 63,781
200,000	Avation Capital S.A., 6.5%, 5/15/21 (144A)	198,840
85,000	Global Aircraft Leasing Co., Ltd., 6.5%, 9/15/24 (144A)	83,725
10,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	10,159
172,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)	186,279
137,000	Springleaf Finance Corp., 5.375%, 11/15/29	139,918
	Total Diversified Financial Services	$ 682,702
	Electric — 2.4%
30,000	Clearway Energy Operating LLC, 4.75%, 3/15/28 (144A)	$ 30,712
170,000	Clearway Energy Operating LLC, 5.75%, 10/15/25	175,666
135,131	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	149,995
18,000	Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)	17,230
224,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	229,600
	Total Electric	$ 603,203
	Energy Alternate Sources — 0.3%
75,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)	$ 77,906
	Total Energy Alternate Sources	$ 77,906
	Entertainment — 1.8%
65,000	AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	$ 53,137
101,000	Enterprise Development Authority, 12.0%, 7/15/24 (144A)	115,645
15,000	Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)	15,525
30,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	29,016
30,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	29,250
210,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	215,712
	Total Entertainment	$ 458,285
	Environmental Control — 2.3%
240,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 247,200
10,000	GFL Environmental, Inc., 5.125%, 12/15/26 (144A)	10,350
143,000	GFL Environmental, Inc., 5.375%, 3/1/23 (144A)	146,754
10,000	GFL Environmental, Inc., 7.0%, 6/1/26 (144A)	10,513
55,000	GFL Environmental, Inc., 8.5%, 5/1/27 (144A)	59,560
142,000	Tervita Corp., 7.625%, 12/1/21 (144A)	143,420
	Total Environmental Control	$ 617,797

The accompanying notes are an integral part of these financial statements.
18 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	Food — 3.9%
98,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 4.625%, 1/15/27 (144A)	$ 96,412
30,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	30,000
98,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 5.75%, 3/15/25	101,552
54,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 5.875%, 2/15/28 (144A)	56,122
30,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 7.5%, 3/15/26 (144A)	33,338
200,000	FAGE International S.A./FAGE USA Dairy Industry, Inc.,
	5.625%, 8/15/26 (144A)	178,361
114,000	Ingles Markets, Inc., 5.75%, 6/15/23	114,857
96,000	JBS USA LUX S.A./JBS USA Finance, Inc., 6.75%,
	2/15/28 (144A)	104,093
65,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.,
	5.5%, 1/15/30 (144A)	68,284
30,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.,
	6.5%, 4/15/29 (144A)	32,541
60,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	62,178
135,000	Simmons Foods, Inc., 5.75%, 11/1/24 (144A)	134,325
	Total Food	$ 1,012,063
	Forest Products & Paper — 1.3%
100,000	Mercer International, Inc., 5.5%, 1/15/26	$ 94,320
115,000	Mercer International, Inc., 7.375%, 1/15/25	115,791
90,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	96,525
	Total Forest Products & Paper	$ 306,636
	Healthcare-Services — 3.4%
186,000	BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/27 (144A)	$ 188,325
98,000	Centene Corp., 5.25%, 4/1/25 (144A)	100,695
150,000	HCA, Inc., 5.375%, 2/1/25	165,825
29,000	HCA, Inc., 5.625%, 9/1/28	32,868
19,000	HCA, Inc., 5.875%, 2/1/29	21,993
65,000	Select Medical Corp., 6.25%, 8/15/26 (144A)	69,306
142,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	155,135
50,000	Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)	51,938
119,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	116,763
	Total Healthcare-Services	$ 902,848
	Holding Companies-Diversified — 0.3%
80,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	10.5%, 6/1/24 (144A)	$ 74,800
	Total Holding Companies-Diversified	$ 74,800

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 19

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Home Builders — 4.9%
190,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 195,700
30,000	Beazer Homes USA, Inc., 7.25%, 10/15/29 (144A)	31,800
40,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 4.875%, 2/15/30 (144A)	39,596
110,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 6.25%, 9/15/27 (144A)	113,025
140,000	KB Home, 6.875%, 6/15/27	165,200
192,000	Lennar Corp., 4.75%, 11/15/22	200,916
235,000	M/I Homes, Inc., 4.95%, 2/1/28 (144A)	239,113
25,000	Mattamy Group Corp., 4.625%, 3/1/30 (144A)	24,254
40,000	Shea Homes LP/Shea Homes Funding Corp., 4.75%,
	2/15/28 (144A)	40,021
189,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings
	II, Inc., 5.875%, 4/15/23 (144A)	202,230
	Total Home Builders	$ 1,251,855
	Insurance — 0.3%
70,000	CNO Financial Group, Inc., 5.25%, 5/30/29	$ 80,105
	Total Insurance	$ 80,105
	Internet — 0.6%
136,000	Netflix, Inc., 5.375%, 11/15/29 (144A)	$ 147,859
	Total Internet	$ 147,859
	Iron & Steel — 0.9%
121,000	Cleveland-Cliffs, Inc., 5.75%, 3/1/25	$ 110,110
100,000	Commercial Metals Co., 5.375%, 7/15/27	102,250
30,000	Commercial Metals Co., 5.75%, 4/15/26	30,975
	Total Iron & Steel	$ 243,335
	Leisure Time — 0.9%
115,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	$ 102,212
146,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	139,795
	Total Leisure Time	$ 242,007
	Lodging — 0.7%
65,000	MGM Resorts International, 5.5%, 4/15/27	$ 70,181
105,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	99,774
	Total Lodging	$ 169,955
	Machinery-Diversified — 0.5%
111,000	Cloud Crane LLC, 10.125%, 8/1/24 (144A)	$ 117,383
	Total Machinery-Diversified	$ 117,383

The accompanying notes are an integral part of these financial statements.
20 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	Media — 5.3%
90,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.75%, 3/1/30 (144A)	$ 92,531
194,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	5.5%, 5/1/26 (144A)	201,294
137,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24
	(144A)	145,676
200,000	CSC Holdings LLC, 5.5%, 5/15/26 (144A)	207,071
200,000	CSC Holdings LLC, 5.5%, 4/15/27 (144A)	210,500
213,000	Diamond Sports Group LLC/Diamond Sports Finance Co.,
	6.625%, 8/15/27 (144A)	171,816
200,000	LCPR Senior Secured Financing DAC, 6.75%,
	10/15/27 (144A)	210,320
105,000	Sinclair Television Group, Inc., 5.5%, 3/1/30 (144A)	104,349
	Total Media	$ 1,343,557
	Metal Fabricate & Hardware — 0.4%
100,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 101,458
	Total Metal Fabricate & Hardware	$ 101,458
	Mining — 2.7%
16,000	Coeur Mining, Inc., 5.875%, 6/1/24	$ 15,027
200,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	192,000
95,000	Freeport-McMoRan, Inc., 4.25%, 3/1/30	89,319
70,000	Hecla Mining Co., 7.25%, 2/15/28	68,782
98,000	Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)	98,490
143,000	Novelis Corp., 4.75%, 1/30/30 (144A)	141,034
100,000	Novelis Corp., 5.875%, 9/30/26 (144A)	103,286
	Total Mining	$ 707,938
	Oil & Gas — 6.5%
135,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	$ 128,250
68,000	Great Western Petroleum LLC/Great Western Finance Corp.,
	9.0%, 9/30/21 (144A)	61,200
135,000	Gulfport Energy Corp., 6.0%, 10/15/24	44,888
35,000	Gulfport Energy Corp., 6.625%, 5/1/23	18,287
170,000	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)	144,925
134,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	126,965
35,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	33,014
200,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	185,000
142,000	Oasis Petroleum, Inc., 6.875%, 3/15/22	111,470
48,000	Parkland Fuel Corp., 5.875%, 7/15/27 (144A)	49,319
150,000	Parsley Energy LLC/Parsley Finance Corp., 5.625%,
	10/15/27 (144A)	148,688
130,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%,
	2/15/28 (144A)	128,375
144,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	119,520

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 21

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Oil & Gas — (continued)
80,000	SM Energy Co., 6.125%, 11/15/22	$ 71,600
56,000	SM Energy Co., 6.75%, 9/15/26	44,240
123,000	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	119,003
65,000	Transocean, Inc., 7.25%, 11/1/25 (144A)	53,788
40,000	Transocean, Inc., 8.0%, 2/1/27 (144A)	33,200
96,000	Whiting Petroleum Corp., 6.25%, 4/1/23	43,200
	Total Oil & Gas	$ 1,664,932
	Oil & Gas Services — 1.5%
30,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.25%, 4/1/28 (144A)	$ 28,878
100,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.875%, 4/1/27 (144A)	101,567
70,000	Exterran Energy Solutions LP/EES Finance Corp.,
	8.125%, 5/1/25	68,684
211,000	FTS International, Inc., 6.25%, 5/1/22	140,183
55,000	SESI LLC, 7.75%, 9/15/24	26,538
34,000	USA Compression Partners LP/USA Compression
	Finance Corp., 6.875%, 9/1/27	33,395
	Total Oil & Gas Services	$ 399,245
	Packaging & Containers — 3.5%
200,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
	6.0%, 2/15/25 (144A)	$ 208,500
138,000	Cascades, Inc./Cascades USA, Inc., 5.125%, 1/15/26 (144A)	142,830
125,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	146,562
143,000	Greif, Inc., 6.5%, 3/1/27 (144A)	153,811
160,000	Owens-Brockway Glass Container, Inc., 5.375%,
	1/15/25 (144A)	167,885
63,000	Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)	56,051
	Total Packaging & Containers	$ 875,639
	Pharmaceuticals — 2.9%
91,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	$ 100,100
20,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	19,775
15,000	Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)	14,850
70,000	Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)	72,070
9,000	Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)	9,034
36,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	38,524
36,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	39,600
200,000	Horizon Therapeutics USA, Inc., 5.5%, 8/1/27 (144A)	207,500
80,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	84,480
155,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.8%, 7/21/23	144,279
	Total Pharmaceuticals	$ 730,212

The accompanying notes are an integral part of these financial statements.

22 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	Pipelines — 6.3%
129,000	American Midstream Partners LP/American Midstream
	Finance Corp., 9.5%, 12/15/21 (144A)	$ 127,710
20,000	Cheniere Energy Partners LP, 4.5%, 10/1/29 (144A)	19,172
95,000	Cheniere Energy Partners LP, 5.625%, 10/1/26	95,475
101,000	DCP Midstream Operating LP, 3.875%, 3/15/23	101,253
20,000	DCP Midstream Operating LP, 5.375%, 7/15/25	20,950
100,000	DCP Midstream Operating LP, 5.6%, 4/1/44	93,000
100,000(a)(b)	Energy Transfer Operating LP, 7.125% (5 Year CMT Index +
	531 bps)	94,500
6,000	EnLink Midstream LLC, 5.375%, 6/1/29	5,177
100,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	6.5%, 10/1/25	84,220
145,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	7.75%, 2/1/28	124,700
167,000	Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23	171,384
29,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	29,995
65,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	63,375
75,000	Hess Midstream Operations LP, 5.625%, 2/15/26 (144A)	74,814
200,000	PBF Logistics LP/PBF Logistics Finance Corp.,
	6.875%, 5/15/23	204,860
195,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
	6.0%, 3/1/27 (144A)	186,225
100,000	Targa Resources Partners LP/Targa Resources Partners
	Finance Corp., 5.0%, 1/15/28	98,720
27,000	Targa Resources Partners LP/Targa Resources Partners
	Finance Corp., 6.5%, 7/15/27	28,181
	Total Pipelines	$ 1,623,711
	REITs — 1.3%
100,000	Iron Mountain, Inc., 4.875%, 9/15/27 (144A)	$ 101,250
100,000	Iron Mountain, Inc., 5.75%, 8/15/24	100,750
50,000	iStar, Inc., 4.25%, 8/1/25	49,365
85,000	iStar, Inc., 4.75%, 10/1/24	86,765
	Total REITs	$ 338,130
	Retail — 3.0%
80,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 73,600
60,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28 (144A)	60,120
65,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30 (144A)	66,137
250,000	Beacon Escrow Corp., 4.875%, 11/1/25 (144A)	241,175
93,000	Golden Nugget, Inc., 8.75%, 10/1/25 (144A)	93,392
140,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	116,704
126,000	QVC, Inc., 4.75%, 2/15/27	124,284
	Total Retail	$ 775,412

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 23

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Telecommunications — 7.2%
25,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	$ 25,122
100,000	CenturyLink, Inc., 6.45%, 6/15/21	103,720
140,000	CenturyLink, Inc., 6.875%, 1/15/28	155,400
138,000	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)	129,375
35,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	35,175
100,000	Frontier Communications Corp., 8.5%, 4/1/26 (144A)	101,250
75,000	Frontier Communications Corp., 11.0%, 9/15/25	34,312
125,000	Intelsat Jackson Holdings S.A., 5.5%, 8/1/23	107,500
40,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	40,800
150,000	Level 3 Financing, Inc., 5.375%, 5/1/25	153,125
185,000	Sprint Corp., 7.125%, 6/15/24	209,897
114,000	Sprint Corp., 7.25%, 9/15/21	120,994
50,000	Sprint Corp., 7.625%, 2/15/25	58,000
125,000	Sprint Corp., 7.625%, 3/1/26	147,464
100,000	T-Mobile USA, Inc., 4.75%, 2/1/28	104,125
155,000	Windstream Services LLC/Windstream Finance Corp.,
	8.625%, 10/31/25 (144A)	141,179
200,000	Ypso Finance Bis S.A., 6.0%, 2/15/28 (144A)	192,060
	Total Telecommunications	$ 1,859,498
	Transportation — 0.3%
65,000	Cargo Aircraft Management, Inc., 4.75%, 2/1/28 (144A)	$ 64,431
	Total Transportation	$ 64,431
	TOTAL CORPORATE BONDS
	(Cost $23,011,785)	$22,786,356
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	9.2% of Net Assets
1,100,000(c)	U.S. Treasury Bills, 3/3/20	$ 1,099,955
250,000(c)	U.S. Treasury Bills, 3/17/20	249,847
1,000,000(d)	U.S. Treasury Floating Rate Notes, 1.811% (3 Month U.S.
	Treasury Bill Money Market Yield + 30 bps), 10/31/21	1,003,754
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $2,351,616)	$ 2,353,556
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.9%
	(Cost $25,363,401)	$25,139,912
	OTHER ASSETS AND LIABILITIES — 2.1%	$ 531,047
	NET ASSETS — 100.0%	$25,670,959

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.
24 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 29, 2020, the value of these securities amounted to $15,706,786, or 61.2% of net assets.

(a)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 29, 2020.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Floating rate note. Coupon rate, reference index and spread shown at February 29, 2020.
SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — SELL PROTECTION
			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	(Received)	Appreciation	Value
313,600	Markit CDX North America	Receive	5.00%	6/20/24	$(1,481)	$21,991	$20,510
	High Yield Index Series 32

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2020, aggregated $11,732,614 and $6,624,295, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 29, 2020, the Fund engaged in purchases of $117,016 and sales of $78,000 pursuant to these procedures, which resulted in a net realized gain of $6,350.
At February 29, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $25,403,739 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 529,132
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(772,449)
Net unrealized depreciation	$(243,317)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 25

Schedule of Investments | 2/29/20 (unaudited) (continued)
The following is a summary of the inputs used as of February 29, 2020, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$22,786,356	$—	$22,786,356
U.S. Government and
Agency Obligations	—	2,353,556	—	2,353,556
Total Investments in Securities	$—	$25,139,912	$—	$25,139,912
Other Financial Instruments
Swap contracts, at value	$—	$20,510	$—	$20,510
Total Other Financial Instruments	$—	$20,510	$—	$20,510
During the six months ended February 29, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
26 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Statement of Assets and Liabilities | 2/29/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $25,363,401)	$25,139,912
Cash	281,680
Swaps collateral	16,478
Variation margin for centrally cleared swap contracts	568
Swap contracts, at value (net premiums received $(1,481))	20,510
Receivables —
Investment securities sold	71,616
Fund shares sold	36,684
Interest	371,609
Due from the Adviser	28,189
Other assets	37,219
Total assets	$26,004,465
LIABILITIES:
Payables —
Investment securities purchased	$177,922
Fund shares repurchased	504
Distributions	88,620
Trustees’ fees	1,506
Professional fees	22,337
Due to broker for swaps	21,665
Due to affiliates	12,078
Accrued expenses	8,874
Total liabilities	$333,506
NET ASSETS:
Paid-in capital	$26,220,493
Distributable earnings (loss)	(549,534)
Net assets	$25,670,959
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $8,660,239/865,153 shares)	$10.01
Class C (based on $4,049,800/404,928 shares)	$10.00
Class Y (based on $12,960,920/1,295,398 shares)	$10.01
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.01 net asset value per share/100%-4.50%
maximum sales charge)	$10.48

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 27

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/29/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$644,492
Total investment income		$644,492
EXPENSES:
Management fees	$59,328
Administrative expense	21,667
Transfer agent fees
Class A	173
Class C	109
Class Y	3
Distribution fees
Class A	10,634
Class C	20,539
Shareowner communications expense	178
Custodian fees	5,025
Registration fees	35,168
Professional fees	22,840
Printing expense	17,320
Pricing fees	6,230
Trustees’ fees	4,482
Miscellaneous	1,244
Total expenses		$204,940
Less fees waived and expenses reimbursed by the Adviser		(99,301)
Net expenses		$105,639
Net investment income		$538,853
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$85,380
Swap contracts	(5,664)	$79,716
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(410,834)
Swap contracts	9,313	$(401,521)
Net realized and unrealized gain (loss) on investments		$(321,805)
Net increase in net assets resulting from operations		$217,048

The accompanying notes are an integral part of these financial statements.
28 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	2/29/20	Ended
	(unaudited)	8/31/19
FROM OPERATIONS:
Net investment income (loss)	$538,853	$1,005,903
Net realized gain (loss) on investments	79,716	(242,284)
Change in net unrealized appreciation (depreciation)
on investments	(401,521)	601,581
Net increase in net assets resulting from operations	$217,048	$1,365,200
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.30 and $0.50 per share, respectively)	$(251,129)	$(407,169)
Class C ($0.26 and $0.43 per share, respectively)	(105,766)	(174,094)
Class Y ($0.31 and $0.53 per share, respectively)	(275,762)	(426,817)
Total distributions to shareowners	$(632,657)	$(1,008,080)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$5,493,064	$322,953
Reinvestment of distributions	34,031	3,515
Cost of shares repurchased	(66,458)	(71,105)
Net increase in net assets resulting from Fund
share transactions	$5,460,637	$255,363
Net increase in net assets	$5,045,028	$612,483
NET ASSETS:
Beginning of period	$20,625,931	$20,013,448
End of period	$25,670,959	$20,625,931

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 29

Statements of Changes in Net Assets (continued)

	Six Months	Six Months
	Ended	Ended
	2/29/20	2/29/20	Year Ended	Year Ended
	Shares	Amount	8/31/19	8/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	45,377	$464,666	27,056	$271,209
Reinvestment of distributions	968	9,872	180	1,815
Less shares repurchased	(6,416)	(65,407)	(5,310)	(52,361)
Net increase	39,929	$409,131	21,926	$220,663
Class C
Shares sold	1,549	$15,899	5,155	$51,744
Reinvestment of distributions	89	904	154	1,508
Less shares repurchased	(1)	(13)	(1,878)	(18,744)
Net increase	1,637	$16,790	3,431	$34,508
Class Y
Shares sold	488,707	$5,012,499	—	$—
Reinvestment of distributions	2,319	23,255	20	192
Less shares repurchased	(102)	(1,038)	—	—
Net increase	490,924	$5,034,716	20	$192

The accompanying notes are an integral part of these financial statements.
30 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Financial Highlights
	Six Months
	Ended		Year	Year
	2/29/20		Ended	Ended	1/3/17* to
	(unaudited)		8/31/19	8/31/18	8/31/17
Class A
Net asset value, beginning of period	$10.15		$9.97	$10.22	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.26		$0.50	$0.47	$0.29
Net realized and unrealized gain (loss) on investments	(0.10)		0.18	(0.21)	0.21
Net increase (decrease) from investment operations	$0.16		$0.68	$0.26	$0.50
Distributions to shareowners:
Net investment income	$(0.30)		$(0.50)	$(0.46)	$(0.28)
Net realized gain	—		—	(0.05)	—
Total distributions	$(0.30)		$(0.50)	$(0.51)	$(0.28)
Net increase (decrease) in net asset value	$(0.14)		$0.18	$(0.25)	$0.22
Net asset value, end of period	$10.01		$10.15	$9.97	$10.22
Total return (b)	1.56	%(c)	7.13%	2.60%	5.00	%(c)
Ratio of net expenses to average net assets	0.95	%(d)	1.00%	1.01%	1.02	%(d)
Ratio of net investment income (loss) to average net assets	5.02	%(d)	5.10%	4.68%	4.40	%(d)
Portfolio turnover rate	32	%(c)	60%	114%	113	%(c)
Net assets, end of period (in thousands)	$8,660		$8,374	$8,009	$8,076
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.87	%(d)	2.12%	1.91%	3.89	%(d)
Net investment income (loss) to average net assets	4.10	%(d)	3.98%	3.78%	1.53	%(d)
*       Class A shares commenced operations on January 3, 2017.
(a)    The per-share data presented above is based on the average shares outstanding for the period presented.
(b)    Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)    Not annualized.
(d)    Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 31

Financial Highlights (continued)
	Six Months
	Ended		Year	Year
	2/29/20		Ended	Ended	1/3/17* to
	(unaudited)		8/31/19	8/31/18	8/31/17
Class C
Net asset value, beginning of period	$10.14		$9.96	$10.21	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.22		$0.43	$0.40	$0.24
Net realized and unrealized gain (loss) on investments	(0.10)		0.18	(0.22)	0.20
Net increase (decrease) from investment operations	$0.12		$0.61	$0.18	$0.44
Distributions to shareowners:
Net investment income	$(0.26)		$(0.43)	$(0.38)	$(0.23)
Net realized gain	—		—	(0.05)	—
Total distributions	$(0.26)		$(0.43)	$(0.43)	$(0.23)
Net increase (decrease) in net asset value	$(0.14)		$0.18	$(0.25)	$0.21
Net asset value, end of period	$10.00		$10.14	$9.96	$10.21
Total return (b)	1.18	%(c)	6.34%	1.84%	4.44	%(c)
Ratio of net expenses to average net assets	1.70	%(d)	1.75%	1.75%	1.75	%(d)
Ratio of net investment income (loss) to average net assets	4.27	%(d)	4.35%	3.94%	3.67	%(d)
Portfolio turnover rate	32	%(c)	60%	114%	113	%(c)
Net assets, end of period (in thousands)	$4,050		$4,089	$3,983	$4,032
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.62	%(d)	2.87%	2.65%	4.63	%(d)
Net investment income (loss) to average net assets	3.35	%(d)	3.23%	3.04%	0.79	%(d)
*    Class C shares commenced operations on January 3, 2017.
(a)  The per-share data presented above is based on the average shares outstanding for the period presented.
(b)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)  Not annualized.
(d)  Annualized.
The accompanying notes are an integral part of these financial statements.
32 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

	Six Months
	Ended		Year	Year
	2/29/20		Ended	Ended	1/3/17* to
	(unaudited)		8/31/19	8/31/18	8/31/17
Class Y
Net asset value, beginning of period	$10.15		$9.97	$10.22	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.27		$0.53	$0.50	$0.31
Net realized and unrealized gain (loss) on investments	(0.10)		0.18	(0.22)	0.20
Net increase (decrease) from investment operations	$0.17		$0.71	$0.28	$0.51
Distributions to shareowners:
Net investment income	$(0.31)		$(0.53)	$(0.48)	$(0.29)
Net realized gain	—		—	(0.05)	—
Total distributions	$(0.31)		$(0.53)	$(0.53)	$(0.29)
Net increase (decrease) in net asset value	$(0.14)		$0.18	$(0.25)	$0.22
Net asset value, end of period	$10.01		$10.15	$9.97	$10.22
Total return (b)	1.69	%(c)	7.41%	2.86%	5.14	%(c)
Ratio of net expenses to average net assets	0.67	%(d)	0.75%	0.75%	0.75	%(d)
Ratio of net investment income (loss) to average net assets	5.25	%(d)	5.35%	4.94%	4.67	%(d)
Portfolio turnover rate	32	%(c)	60%	114%	113	%(c)
Net assets, end of period (in thousands)	$12,961		$8,163	$8,021	$8,081
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.58	%(d)	1.87%	1.66%	3.63	%(d)
Net investment income (loss) to average net assets	4.34	%(d)	4.23%	4.03%	1.79	%(d)

*    Class Y shares commenced operations on January 3, 2017.
(a)  The per-share data presented above is based on the average shares outstanding for the period presented.
(b)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)  Not annualized.
(d)  Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 33

Notes to Financial Statements | 2/29/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Corporate High Yield Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of current income and long-term capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of February 29, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
34 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of January 31, 2020. The implementation of ASU 2017-08 did not have a material impact on the Fund’s Financial Statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 35

Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
36 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

At February 29, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 37

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2019 was as follows:
2019
Distributions paid from:
Ordinary income	$1,008,080
Total	$1,008,080
The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2019:
2019
Distributable earnings:
Undistributed ordinary income	$133,829
Capital loss carryforward	(369,981)
Current year dividend payable	(82,023)
Net unrealized appreciation	184,250
Total	$(133,925)
The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and adjustments relating to credit default swaps.
D.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $1,362 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2020.
E.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same
38 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
F.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 39

which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.  Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
40 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at February 29, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 41

The average market value of credit default swap contracts open during the six months ended February 29, 2020, was $27,696. Open credit default swap contracts at February 29, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the six months ended February 29, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.55% (annualized) of the Fund’s average daily net assets.
Prior to January 1, 2020, the Adviser had contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.05%, 1.80% and 0.75% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Effective January 1, 2020, the Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.90%, 1.65%, 0.60% and 0.60% of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2021. Fees waived and expenses reimbursed during the six months ended February 29, 2020 are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $11,391 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 29, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
42 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 29, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$117
Class C	23
Class Y	38
Total	$178
4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $687 in distribution fees payable to the Distributor at February 29, 2020.
In addition, Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 29, 2020, no CDSCs were paid to Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 5, 2020, the Fund participates in a facility that is in the
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 43

amount of $250 million. The amount of facility changed to $300 million after period end. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 29, 2020, the Fund had no borrowings under the credit facility.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 29, 2020, was as follows:
			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Swap contracts,
at value	$ —	$20,510	$ —	$ —	$ —
Total Value	$ —	$20,510	$ —	$ —	$ —

44 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 29, 2020, was as follows:
Foreign
	Interest	Credit	Exchange	Equity	Commodity
Statement of Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Swap contracts	$ —	$ (5,664)	$ —	$ —	$ —
Total Value	$ —	$ (5,664)	$ —	$ —	$ —

Change in net
unrealized appreciation
(depreciation) on:
Swap contracts	$ —	$ 9,313	$ —	$ —	$ —
Total Value	$ —	$ 9,313	$ —	$ —	$ —
7. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.
As of February 29, 2020, the Fund had the following unfunded loan commitments outstanding:
				Unrealized
Loan	Principal	Cost	Value	Appreciation
Asbury Automotive
Group, Inc.	$160,000	$160,000	$160,000	$—
8. Subsequent Events

COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 45

the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
The Reorganization
The Board of Trustees of Pioneer Corporate High Yield Fund has approved the reorganization of the Fund with Pioneer Dynamic Credit Fund (the “Reorganization”). Each fund is managed by Amundi Pioneer Asset Management, Inc. The Reorganization is expected to occur in the third quarter of 2020. The Reorganization does not require shareholder approval.
The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.
Prior to consummation of the Reorganization, the shareholders of Pioneer Corporate High Yield Fund will be sent an Information Statement containing important information about the Reorganization and the Combined Fund.
For more information about this reorganization, please see the fund’s prospectus on our website www.amundipioneer.com/us.
46 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Corporate High Yield Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2019.
At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 47

approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
48 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 49

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
50 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20 51

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
52 Pioneer Corporate High Yield Fund | Semiannual Report | 2/29/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176
Write to us:

Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)
Visit our web site: www.amundipioneer.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer. com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 30144-03-0420

Pioneer Global
Equity Fund

Semiannual Report | February 29, 2020

Ticker Symbols:
Class A	GLOSX
Class C	GCSLX
Class K	PGEKX
Class R	PRGEX
Class Y	PGSYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Global Equity Fund | Semiannual Report | 2/29/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019 and then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the early days of 2020 have reminded us, in today’s global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short- and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 29, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 3

Portfolio Management Discussion | 2/29/20
In the following interview, portfolio managers Marco Pirondini, John Peckham, and Brian Chen discuss the factors that influenced the performance of Pioneer Global Equity Fund during the six-month period ended February 29, 2020. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Peckham, a Senior Vice President and a portfolio manager at Amundi Pioneer, and Mr. Chen, a Vice President and a portfolio manager at Amundi Pioneer*, are responsible for the day-to-day management of the Fund.
Q    How did the Fund perform during the six-month period ended February 29, 2020?
A     Pioneer Global Equity Fund’s Class A shares returned 3.46% at net asset value during the six-month period ended February 29, 2020, while the Fund’s benchmarks, the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index1, returned 0.88% and 1.13%, respectively. During the same period, the average return of the 886 mutual funds in Morningstar’s World Large Stock Funds category was 0.80%.
Q    How would you characterize the investment environment in the global equity markets during the six-month period ended February 29, 2020?
A    Stocks essentially traded within a range during the third quarter of 2019, including September, the first month of the six-month period, with moves in either direction driven mainly by headlines, both good and bad. After pausing its rate-hiking stance that had prevailed throughout 2018, the U.S. Federal Reserve (Fed) started reducing interest rates in mid-2019, in response to signs that both global and domestic economic growth was slowing. The Fed first cut rates in July, but then added two more cuts during the six-month period, in September and October. Other central banks also enacted “easing” policy measures to help encourage economic growth.
*     Mr. Peckham and Mr. Chen became portfolio managers on the Fund effective December 9, 2019.
1    The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Corporate earnings generally came in above analysts’ forecasts and equity markets moved higher over the fourth quarter of the calendar year as investors grew more encouraged by data suggesting the global economy was on the upswing. In addition, the increasingly accommodative Fed policy outlook countered the market’s anxieties over the trade war between the U.S. and China as well as other macroeconomic and geopolitical concerns.
In the U.S., the economy continued to be bolstered by consumers amid low unemployment. In addition, December saw the U.S. and China reach a much anticipated “Phase One” trade agreement, with the former agreeing to eliminate some tariffs on Chinese goods and the latter pledging to boost its purchases of U.S. agricultural products.
Those factors helped market sentiment remain positive into February 2020. However, as the six-month period drew to a close, the swift, pandemic spread of the new and highly contagious COVID-19 virus from China into other countries began having a significant negative effect on the markets and drove stock prices sharply lower.
Q    Would you review the Fund’s overall investment approach?
A    When picking investments for the Fund, we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified** portfolio. We look for stocks that we think can provide “growth at a reasonable price,” and so there is a strong value component to our analysis.
We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, as that has tended to provide companies with the flexibility to do share buybacks, reinvest in their businesses, make acquisitions, and raise dividends***. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.
Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer stocks that we believe have the highest potential upside relative to their downside.
**    Diversification does not assure a profit nor protect against loss.
***   Dividends are not guaranteed.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 5

Q    Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund’s benchmark-relative performance during the six-month period ended February 29, 2020?
A    During the six-month period, security selection represented the main driver of the Fund’s benchmark-relative outperformance, while sector allocation results were also modestly positive for relative returns. Stock selection within information technology, industrials, and consumer discretionary aided the Fund’s benchmark-relative performance, while selection results in financials and sector allocation decisions within the energy sector detracted from relative returns.
With regard to individual portfolio positions, the top positive contributors to the Fund’s benchmark-relative results during the six-month period included Persimmon, Microsoft, and United Rentals. Persimmon, a U.K. homebuilder, benefited from the long-awaited resolution of the “Brexit” question during the fourth quarter of 2019. Microsoft, a position that has been a performance leader for the Fund over the past several years, has continued to benefit from its strong position within cloud computing. Lastly, United Rentals, an equipment rental company, saw its share price increase after the U.S. economy rebounded in light of increased certainty regarding the global trade picture.
Conversely, the Fund’s positions in Thales Group, eBay, and ABN AMRO Bank detracted from benchmark-relative returns during the six-month period. Thales, a French aerospace & defense company, saw its earnings suffer from a lull in commercial satellite orders as potential customers questioned what the consensus next-generation satellite technology would be. We have retained the Fund’s position in the stock as we believe that the question has now been resolved. Moreover, the company’s satellite orders have begun to rebound. In the case of eBay, market participants reacted negatively to disappointing trends in the company’s online auction business, which led to a decline in the stock price. Subsequent to the downturn in the company’s share price, an activist investor successfully pushed for a restructuring of eBay. The stock remains in the Fund’s portfolio. Finally, shares of ABN AMRO, a Dutch bank, underperformed mainly due to a money laundering investigation. We continue to hold the position in the portfolio given ABN AMRO’s valuation as well as expectations that the investigation will be resolved in a manner that does not impair the bank’s performance over the longer term.
6 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Q    Did the Fund have any exposure to derivatives during the six-month period ended February 29, 2020, and did those investments have an effect on performance?
A    During a portion of the six-month period, we invested minimally in futures contracts and forward foreign currency contracts, primarily as hedging instruments in an attempt to potentially provide the portfolio with some protection against adverse price movements. The use of derivatives had no material effect on the Fund’s performance during the period.
Q    What is your outlook and how have you positioned the Fund as of February 29, 2020?
A    With the rapid spread of the COVID-19 virus across the globe and the “social distancing” measures taken by numerous governments in the attempt to at least slow that spread, market participants have reacted by reducing exposure to riskier assets in favor of assets perceived to be safer, including U.S. Treasuries and gold. We believe that the pandemic will have a significant effect on the global economy. The U.S. economy certainly will experience major problems; however, whenever a post-virus recovery finally gets underway, we believe U.S. consumers could benefit from lower interest rates and discounted energy prices. However, we feel it is likely that Standard & Poor’s 500 Index companies will probably experience negative effects on their earnings, given that said earnings are global in scope.
From a positioning standpoint, the Fund remained overweight to the U.S. as of period-end. Despite COVID-19’s extremely negative influence in recent weeks, we believe that the United States is still one of the safest regions for investing within developed equity markets, especially given the Fed’s even more accommodative stance in the wake of the pandemic threat. However, we believe non-U.S. equities could eventually see greater upside due to more attractive valuations, especially if global economic growth begins to improve. We have maintained some portfolio exposure to the emerging markets, with the largest holdings in South Korean and Chinese companies.

From a sector perspective, the Fund remains overweight to financials, communication services, and consumer discretionary. We believe those sectors are more attractively priced, and view sectors such as communication services as enhancing the defensive positioning of the portfolio. In addition, the Fund has slight overweights to energy and industrials, and remains underweight to consumer staples, real estate, and utilities.

We will continue to invest with a quality bias, focusing on owning shares of companies that we believe have competitive advantages and that are trading at reasonable valuations across a variety of industries and countries.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 7

Please refer to the Schedule of Investments on pages 18–24 for a full listing of fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.
Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
8 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Portfolio Summary | 2/29/20

Sector Distribution

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Microsoft Corp.	4.21%
2.	Amazon.com, Inc.	4.01
3.	Facebook, Inc.	2.97
4.	Ping An Insurance Group Co. of China, Ltd., Class H	2.64
5.	Raytheon Co.	2.52
6.	Willis Towers Watson Plc	2.43
7.	Zimmer Biomet Holdings, Inc.	2.32
8.	Progressive Corp.	2.24
9.	KB Financial Group, Inc.	2.24
10.	Apple, Inc.	2.22

*     Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 9

Prices and Distributions | 2/29/20

Net Asset Value per Share

Class	2/29/20	8/31/19
A	$13.90	$13.56
C	$13.61	$13.20
K	$13.88	$13.56
R	$13.84	$13.47
Y	$13.91	$13.61

Distributions per Share: 9/1/19–2/29/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1416	$ —	$ —
C	$ —	$ —	$ —
K	$0.2080	$ —	$ —
R	$0.0747	$ —	$ —
Y	$0.2168	$ —	$ —

The Morgan Stanley Capital International (MSCI) World NR Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World NR Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, and consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in either index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–15.
10 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Performance Update | 2/29/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 29, 2020)
				MSCI
	Net	Public	MSCI	All
	Asset	Offering	World	Country
	Value	Price	NR	World
Period	(NAV)	(POP)	Index	NR Index
10 years	7.35%	6.72%	8.75%	8.10%
5 years	3.68	2.46	5.88	5.55
1 year	1.73	-4.12	4.63	3.89

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
1.35%	1.15%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2021, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 11

Performance Update | 2/29/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 29, 2020)
				MSCI
			MSCI	All
			World	Country
	If	If	NR	World
Period	Held	Redeemed	Index	NR Index
10 years	6.47%	6.47%	8.75%	8.10%
5 years	2.89	2.89	5.88	5.55
1 year	0.82	0.82	4.63	3.89

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross
2.05%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Performance Update | 2/29/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 29, 2020)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	7.60%	8.75%	8.10%
5 years	4.15	5.88	5.55
1 year	2.10	4.63	3.89

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
0.84%	0.70%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2021, for Class K shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 13

Performance Update | 2/29/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 29, 2020)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	7.20%	8.75%	8.10%
5 years	3.40	5.88	5.55
1 year	1.22	4.63	3.89

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
1.72%	1.55%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Performance Update | 2/29/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 29, 2020)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	7.86%	8.75%	8.10%
5 years	4.16	5.88	5.55
1 year	2.16	4.63	3.89

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
0.97%	0.70%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Performance shown for periods prior to the inception of the Fund’s Class Y shares on December 31, 2008, is the NAV performance of the Fund’s Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2021, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)    ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)    transaction costs, including sales charges (loads) on purchase payments and redemption fees.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund
Based on actual returns from September 1, 2019 through February 29, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/19
Ending Account	$1,034.60	$1,031.10	$1,037.60	$1,032.50	$1,036.60
Value on 2/29/20
Expenses Paid	$5.82	$9.49	$3.44	$7.48	$3.54
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.88%, 0.68%, 1.48% and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
16 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2019 through February 29, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/19
Ending Account	$1,019.14	$1,015.51	$1,021.48	$1,017.50	$1,021.38
Value on 2/29/20
Expenses Paid	$5.77	$9.42	$3.42	$7.42	$3.52
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.88%, 0.68%, 1.48% and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 17

Schedule of Investments | 2/29/20 (unaudited)

Shares		Value
	UNAFFILIATED ISSUERS — 98.4%
	COMMON STOCKS — 95.6% of Net Assets
	Aerospace & Defense — 3.6%
28,125	Raytheon Co.	$ 5,303,250
22,776	Thales S.A.	2,307,223
	Total Aerospace & Defense	$ 7,610,473
	Automobiles — 1.4%
47,000	Subaru Corp.	$ 1,136,478
29,000	Toyota Motor Corp.	1,897,281
	Total Automobiles	$ 3,033,759
	Banks — 10.8%
111,932	ABN AMRO Bank NV (144A)	$ 1,565,807
136,260	Bank of America Corp.	3,883,410
2,121,300	Bank Rakyat Indonesia Persero Tbk PT	619,338
51,171	BNP Paribas S.A.	2,497,696
193,800	Grupo Financiero Banorte S.A.B de CV, Class O	1,057,109
26,628	JPMorgan Chase & Co.	3,091,777
145,339	KB Financial Group, Inc.	4,711,850
3,368,847	Lloyds Banking Group Plc	2,194,373
528,200	Mitsubishi UFJ Financial Group, Inc.	2,592,531
4,927(a)	SVB Financial Group	1,025,604
	Total Banks	$ 23,239,495
	Biotechnology — 1.0%
25,040	AbbVie, Inc.	$ 2,146,178
	Total Biotechnology	$ 2,146,178
	Building Products — 0.6%
22,180	Owens Corning	$ 1,252,948
	Total Building Products	$ 1,252,948
	Capital Markets — 1.3%
55,957	AllianceBernstein Holding LP	$ 1,701,652
23,734	Morgan Stanley	1,068,742
	Total Capital Markets	$ 2,770,394
	Chemicals — 1.0%
7,164	LG Chem, Ltd.	$ 2,240,809
	Total Chemicals	$ 2,240,809
	Communications Equipment — 0.5%
5,150(a)	Arista Networks, Inc.	$ 994,568
	Total Communications Equipment	$ 994,568
	Construction Materials — 1.8%
112,728	CRH Plc	$ 3,851,174
	Total Construction Materials	$ 3,851,174

The accompanying notes are an integral part of these financial statements.
18 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Shares		Value
Diversified Telecommunication Services — 3.7%
275,020	CenturyLink, Inc.	$ 3,319,491
82,088	Verizon Communications, Inc.	4,445,886
	Total Diversified Telecommunication Services	$ 7,765,377
Electrical Equipment — 3.6%
15,395	Eaton Corp. Plc	$ 1,396,634
12,519(a)	Generac Holdings, Inc.	1,289,332
175,600	Mitsubishi Electric Corp.	2,217,127
110,202	Prysmian S.p.A.	2,649,333
	Total Electrical Equipment	$ 7,552,426
Electronic Equipment, Instruments & Components — 1.4%
5,901	CDW Corp.	$ 674,012
9,543	Samsung SDI Co., Ltd.	2,407,367
	Total Electronic Equipment, Instruments & Components	$ 3,081,379
Financials — 0.3%
16,242	Charles Schwab Corp.	$ 661,862
	Total Financials	$ 661,862
Food & Staples Retailing — 1.0%
47,040	Walgreens Boots Alliance, Inc.	$ 2,152,550
	Total Food & Staples Retailing	$ 2,152,550
Food Products — 1.0%
70,068	Associated British Foods Plc	$ 2,037,047
	Total Food Products	$ 2,037,047
Health Care Equipment & Supplies — 3.7%
29,467	Medtronic Plc	$ 2,966,443
35,899	Zimmer Biomet Holdings, Inc.	4,887,649
	Total Health Care Equipment & Supplies	$ 7,854,092
Hotels, Restaurants & Leisure — 0.8%
95,100	KOMEDA Holdings Co., Ltd.	$ 1,608,890
	Total Hotels, Restaurants & Leisure	$ 1,608,890
Household Durables — 1.0%
56,978	Persimmon Plc	$ 2,088,135
	Total Household Durables	$ 2,088,135
Insurance — 7.2%
496,500	Ping An Insurance Group Co. of China, Ltd., Class H	$ 5,557,276
64,460	Progressive Corp.	4,715,894
27,117	Willis Towers Watson Plc	5,131,892
	Total Insurance	$ 15,405,062

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 19

Schedule of Investments | 2/29/20 (unaudited)(continued)

Shares		Value
	Interactive Media & Services — 7.3%
3,222(a)	Alphabet, Inc.	$ 4,315,063
3,063(a)	Alphabet, Inc., Class C	4,102,368
32,506(a)	Facebook, Inc.	6,256,430
23,000	Tencent Holdings, Ltd.	1,134,375
	Total Interactive Media & Services	$ 15,808,236
	Internet & Direct Marketing Retail — 9.3%
8,983(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 1,868,464
113,800(a)	Alibaba Group Holding, Ltd.	2,960,901
4,484(a)	Amazon.com, Inc.	8,446,735
1,800(a)	Booking Holdings, Inc.	3,052,188
102,986	eBay, Inc.	3,567,435
	Total Internet & Direct Marketing Retail	$ 19,895,723
	IT Services — 1.8%
64,903	Cognizant Technology Solutions Corp.	$ 3,954,540
	Total IT Services	$ 3,954,540
	Oil, Gas & Consumable Fuels — 5.8%
476,512	BP Plc	$ 2,462,753
42,187	Marathon Petroleum Corp.	2,000,508
60,270	PBF Energy, Inc.	1,349,445
737,570	Rosneft Oil Co. PJSC (G.D.R.)	4,493,467
47,072	TOTAL S.A.	2,014,910
	Total Oil, Gas & Consumable Fuels	$ 12,321,083
	Personal Products — 0.9%
71,615(a)	Elanco Animal Health, Inc.	$ 1,962,251
	Total Personal Products	$ 1,962,251
	Pharmaceuticals — 5.0%
17,200	Eisai Co., Ltd.	$ 1,264,589
9,777	Eli Lilly & Co.	1,233,173
62,200	KDDI Corp.	1,758,693
20,760	Merck & Co., Inc.	1,589,386
19,286	Novartis AG	1,618,039
47,282	Pfizer, Inc.	1,580,164
5,166	Roche Holding AG	1,682,783
	Total Pharmaceuticals	$ 10,726,827

The accompanying notes are an integral part of these financial statements.
20 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Shares		Value
Real Estate Management & Development — 0.4%
263,936	Vinhomes JSC (144A)	$ 920,610
	Total Real Estate Management & Development	$ 920,610
Road & Rail — 1.2%
16,848	Kansas City Southern	$ 2,538,657
	Total Road & Rail	$ 2,538,657
Semiconductors & Semiconductor Equipment — 2.6%
38,390	Intel Corp.	$ 2,131,413
66,997(a)	Micron Technology, Inc.	3,521,362
	Total Semiconductors & Semiconductor Equipment	$ 5,652,775
Software — 5.1%
54,764	Microsoft Corp.	$ 8,872,316
43,920	Oracle Corp.	2,172,283
	Total Software	$ 11,044,599
Specialty Retail — 0.5%
19,660	TJX Cos., Inc.	$ 1,175,668
	Total Specialty Retail	$ 1,175,668
Technology Hardware, Storage & Peripherals — 3.8%
17,156	Apple, Inc.	$ 4,689,764
73,464	Samsung Electronics Co., Ltd.	3,354,824
	Total Technology Hardware, Storage & Peripherals	$ 8,044,588
Textiles, Apparel & Luxury Goods — 0.5%
28,124	Moncler S.p.A.	$ 1,098,030
	Total Textiles, Apparel & Luxury Goods	$ 1,098,030
Trading Companies & Distributors — 3.0%
38,699(a)	AerCap Holdings NV	$ 2,015,444
34,530(a)	United Rentals, Inc.	4,574,534
	Total Trading Companies & Distributors	$ 6,589,978
Wireless Telecommunication Services — 2.7%
83,762	Unilever NV	$ 4,454,217
734,822	Vodafone Group Plc	1,280,456
	Total Wireless Telecommunication Services	$ 5,734,673
TOTAL COMMON STOCKS
	(Cost $198,929,545)	$204,814,856

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 21

Schedule of Investments | 2/29/20 (unaudited)(continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	2.8% of Net Assets
3,000,000(b)	U.S. Treasury Bills, 3/3/20	$ 2,999,878
2,000,000(b)	U.S. Treasury Bills, 3/17/20	1,998,775
1,000,000(b)	U.S. Treasury Bills, 3/24/20	999,121
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $5,997,370)	$ 5,997,774
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.4%
	(Cost $204,926,915) (c)	$210,812,630
	OTHER ASSETS AND LIABILITIES — 1.6%	$ 3,553,813
	NET ASSETS — 100.0%	$214,366,443

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 29, 2020, the value of these securities amounted to $2,486,417, or 1.2% of net assets.

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:
	United States	58.4%
	United Kingdom	9.3%
	South Korea	6.0%
	Japan	5.9%
	China	5.5%
	Ireland	4.2%
	France	3.2%
	Russia	2.1%
	Italy	1.8%
	Switzerland	1.6%
	Other (individually less than 1%)	2.0%
		100.0%

The accompanying notes are an integral part of these financial statements.
22 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency	In	Currency			Settlement	Unrealized
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
USD	6,106,196	KRW	(7,351,859,937)	JPMorgan	8/24/20	$ (25,762)
				Chase
				Bank NA
USD	5,959,174	CNH	(42,129,125)	State Street	8/24/20	(45,297)
				Bank &
				Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (71,059)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
CNH — China Yuan
KRW — Korean Won
Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2020, aggregated $127,947,571 and $143,191,619, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 29, 2020, the Fund did not engage in any cross trade activity.
At February 29, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $206,217,827 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 17,890,617
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(13,366,873)
Net unrealized appreciation	$ 4,523,744

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 23

Schedule of Investments | 2/29/20 (unaudited)(continued)
The following is a summary of the inputs used as of February 29, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$5,303,250	$2,307,223	$—	$7,610,473
Automobiles	—	3,033,759	—	3,033,759
Banks	8,000,791	15,238,704	—	23,239,495
Chemicals	—	2,240,809	—	2,240,809
Construction Materials	—	3,851,174	—	3,851,174
Electrical Equipment	2,685,966	4,866,460	—	7,552,426
Electronic Equipment,
Instruments & Components	674,012	2,407,367	—	3,081,379
Food Products	—	2,037,047	—	2,037,047
Hotels, Restaurants & Leisure	—	1,608,890	—	1,608,890
Household Durables	—	2,088,135	—	2,088,135
Insurance	9,847,786	5,557,276	—	15,405,062
Interactive Media & Services	14,673,861	1,134,375	—	15,808,236
Internet & Direct Marketing Retail	16,934,822	2,960,901	—	19,895,723
Oil, Gas & Consumable Fuels	3,349,953	8,971,130	—	12,321,083
Pharmaceuticals	4,402,723	6,324,104	—	10,726,827
Real Estate Management &
Development	—	920,610	—	920,610
Technology Hardware,
Storage & Peripherals	4,689,764	3,354,824	—	8,044,588
Textiles, Apparel & Luxury Goods	—	1,098,030	—	1,098,030
Wireless Telecommunication
Services	—	5,734,673	—	5,734,673
All Other Common Stocks	58,516,437	—	—	58,516,437
U.S. Government and
Agency Obligations	—	5,997,774	—	5,997,774
Total Investments in Securities	$129,079,365	$81,733,265	$—	$210,812,630
Other Financial Instruments
Net unrealized depreciation
on forward foreign currency
exchange contracts	$—	$(71,059)	$—	$(71,059)
Total Other Financial Instruments	$—	$(71,059)	$—	$(71,059)

During the six months ended February 29, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
24 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Statement of Assets and Liabilities | 2/29/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $204,926,915)	$210,812,630
Cash	2,790,992
Foreign currencies, at value (cost $154,859)	153,864
Receivables —
Investment securities sold	1,701,718
Fund shares sold	97,470
Dividends	775,672
Due from the Adviser	65,973
Other assets	59,439
Total assets	$216,457,758
LIABILITIES:
Payables —
Investment securities purchased	$1,569,726
Fund shares repurchased	257,592
Distributions	2,284
Trustees’ fees	2,435
Transfer agent fees	74,767
Net unrealized depreciation on forward foreign
currency exchange contracts	71,059
Due to affiliates	59,347
Accrued expenses	54,105
Total liabilities	$2,091,315
NET ASSETS:
Paid-in capital	$222,329,603
Distributable earnings (loss)	(7,963,160)
Net assets	$214,366,443
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $127,938,623/9,205,002 shares)	$13.90
Class C (based on $10,322,551/758,647 shares)	$13.61
Class K (based on $48,063,936/3,463,644 shares)	$13.88
Class R (based on $14,271,348/1,030,887 shares)	$13.84
Class Y (based on $13,769,985/989,611 shares)	$13.91
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $13.90 net asset value per share/100%-5.75%
maximum sales charge)	$14.75

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 25

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/29/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $131,135)	$2,393,410
Interest from unaffiliated issuers	20,681
Total investment income		$2,414,091
EXPENSES:
Management fees	$752,903
Administrative expense	69,590
Transfer agent fees
Class A	135,402
Class C	9,030
Class K	29
Class R	22,697
Class Y	10,913
Distribution fees
Class A	172,804
Class C	58,373
Class R	39,792
Shareowner communications expense	45,061
Custodian fees	28,282
Registration fees	62,610
Professional fees	36,660
Printing expense	15,634
Pricing fees	5,278
Trustees’ fees	5,276
Insurance expense	2,827
Miscellaneous	11,981
Total expenses		$1,485,142
Less fees waived and expenses reimbursed by the Adviser		(237,661)
Net expenses		$1,247,481
Net investment income		$1,166,610
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$8,754,331
Futures contracts	7,600
Other assets and liabilities denominated in
foreign currencies	(69,659)	$8,692,272
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(1,472,884)
Forward foreign currency exchange contracts	(71,059)
Other assets and liabilities denominated in
foreign currencies	(11,532)	$(1,555,475)
Net realized and unrealized gain (loss) on investments		$7,136,797
Net increase in net assets resulting from operations		$8,303,407

The accompanying notes are an integral part of these financial statements.
26 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	2/29/20	Ended
	(unaudited)	8/31/19
FROM OPERATIONS:
Net investment income (loss)	$1,166,610	$4,086,251
Net realized gain (loss) on investments	8,692,272	(12,028,599)
Change in net unrealized appreciation (depreciation)
on investments	(1,555,475)	(16,112,274)
Net increase (decrease) in net assets resulting
from operations	$8,303,407	$(24,054,622)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.14 and $1.30 per share, respectively)	$(1,320,406)	$(12,915,380)
Class C ($0.00 and $1.22 per share, respectively)	—	(1,347,514)
Class K ($0.21 and $1.37 per share, respectively)	(717,116)	(4,568,270)
Class R ($0.07 and $1.25 per share, respectively)	(79,764)	(1,525,758)
Class Y ($0.22 and $1.38 per share, respectively)	(216,766)	(2,058,755)
Total distributions to shareowners	$(2,334,052)	$(22,415,677)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$9,831,364	$34,933,052
Reinvestment of distributions	2,253,133	17,500,339
Cost of shares repurchased	(22,684,899)	(73,385,407)
Net decrease in net assets resulting from Fund
share transactions	$(10,600,402)	$(20,952,016)
Net decrease in net assets	$(4,631,047)	$(67,422,315)
NET ASSETS:
Beginning of period	$218,997,490	$286,419,805
End of period	$214,366,443	$218,997,490

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 27

Statements of Changes in Net Assets (continued)

	Six Months	Six Months
	Ended	Ended
	2/29/20	2/29/20	Year Ended	Year Ended
	Shares	Amount	8/31/19	8/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	255,912	$3,803,570	1,140,285	$16,998,266
Reinvestment of distributions	84,361	1,287,345	918,073	12,547,192
Less shares repurchased	(781,739)	(11,538,100)	(2,108,652)	(29,563,378)
Net decrease	(441,466)	$(6,447,185)	(50,294)	$(17,920)
Class C
Shares sold	42,274	$608,944	123,492	$1,687,615
Reinvestment of distributions	—	—	97,824	1,310,828
Less shares repurchased	(188,050)	(2,676,950)	(982,330)	(14,421,995)
Net decrease	(145,776)	$(2,068,006)	(761,014)	$(11,423,552)
Class K
Shares sold	229,938	$3,347,042	127,758	$1,663,010
Reinvestment of distributions	47,107	716,965	42,557	522,646
Less shares repurchased	(43,943)	(652,037)	(355,473)	(4,932,597)
Net increase/(decrease)	233,102	$3,411,970	(185,158)	$(2,746,941)
Class R
Shares sold	58,081	$854,186	424,192	$5,662,055
Reinvestment of distributions	5,130	77,984	88,826	1,210,213
Less shares repurchased	(198,602)	(2,861,100)	(630,827)	(8,548,684)
Net decrease	(135,391)	$(1,928,930)	(117,809)	$(1,676,416)
Class Y
Shares sold	82,277	$1,217,622	634,370	$8,922,106
Reinvestment of distributions	11,195	170,839	139,785	1,909,460
Less shares repurchased	(336,037)	(4,956,712)	(1,134,777)	(15,918,753)
Net decrease	(242,565)	$(3,568,251)	(360,622)	$(5,087,187)

The accompanying notes are an integral part of these financial statements.
28 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Financial Highlights

	Six Months
	Ended		Year		Year	Year	Year	Year
	2/29/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		8/31/19		8/31/18	8/31/17	8/31/16*	8/31/15*
Class A
Net asset value, beginning of period	$13.56		$16.26		$15.77	$13.43	$13.00	$14.05
Increase (decrease) from investment operations:
Net investment income (loss)	$0.07(a	)	$0.23(a	)	$0.16(a )	$0.11(a )	$0.14(a )	$0.07
Net realized and unrealized gain (loss) on investments	0.41		(1.63)		1.38	2.40	0.37	(0.74)
Net increase (decrease) from investment operations	$0.48		$(1.40)		$1.54	$2.51	$0.51	$(0.67)
Distributions to shareowners:
Net investment income	$(0.14)		$(0.08)		$(0.21)	$(0.17)	$(0.08)	$(0.38)
Net realized gain	—		(1.22)		(0.84)	—	—	—
Total distributions	$(0.14)		$(1.30)		$(1.05)	$(0.17)	$(0.08)	$(0.38)
Net increase (decrease) in net asset value	$0.34		$(2.70)		$0.49	$2.34	$0.43	$(1.05)
Net asset value, end of period	$13.90		$13.56		$16.26	$15.77	$13.43	$13.00
Total return (b)	3.46	%(c)	(8.62	)%(d)	10.01%	18.89%	3.92%	(4.88)%
Ratio of net expenses to average net assets	1.15	%(e)	1.16%		1.24%	1.27%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	0.93	%(e)	1.64%		0.99%	0.79%	1.08%	0.60%
Portfolio turnover rate	57	%(c)	87%		98%	85%	88%	109%
Net assets, end of period (in thousands)	$127,939		$130,777		$157,633	$78,417	$74,333	$77,115
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.35	%(e)	1.36%		1.40%	1.46%	1.45%	1.50%
Net investment income (loss) to average net assets	0.73	%(e)	1.44%		0.83%	0.60%	0.94%	0.40%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.69)%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 29

Financial Highlights (continued)

	Six Months
	Ended		Year		Year	Year	Year	Year
	2/29/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		8/31/19		8/31/18	8/31/17	8/31/16*	8/31/15*
Class C
Net asset value, beginning of period	$13.20		$15.88		$15.42	$13.13	$12.72	$13.78
Increase (decrease) from investment operations:
Net investment income (loss)	$0.01(a	)	$0.12(a	)	$0.04(a )	$0.01(a )	$0.04(a )	$(0.08	)(b)
Net realized and unrealized gain (loss) on investments	0.40		(1.58)		1.34	2.34	0.37	(0.68)
Net increase (decrease) from investment operations	$0.41		$(1.46)		$1.38	$2.35	$0.41	$(0.76)
Distributions to shareowners:
Net investment income	$—		$—		$(0.08)	$(0.06)	$—	$(0.30)
Net realized gain	—		(1.22)		(0.84)	—	—	—
Total distributions	$—		$(1.22)		$(0.92)	$(0.06)	$—	$(0.30)
Net increase (decrease) in net asset value	$0.41		$(2.68)		$0.46	$2.29	$0.41	$(1.06)
Net asset value, end of period	$13.61		$13.20		$15.88	$15.42	$13.13	$12.72
Total return (c)	3.11	%(d)	(9.34	)%(e)	9.15%	18.00%	3.22%	(5.60)%
Ratio of net expenses to average net assets	1.88	%(f)	1.92%		1.97%	2.00%	2.03%	2.05%
Ratio of net investment income (loss) to average net assets	0.20	%(f)	0.85%		0.28%	0.07%	0.35%	(0.14)%
Portfolio turnover rate	57	%(d)	87%		98%	85%	88%	109%
Net assets, end of period (in thousands)	$10,323		$11,938		$26,444	$12,056	$12,170	$13,552
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.06	%(f)	2.06%		2.13%	2.19%	2.16%	2.21%
Net investment income (loss) to average net assets	0.02	%(f)	0.71%		0.12%	(0.12)%	0.22%	(0.30)%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the relevant period due to timing of the sales and repurchase of shares.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.41)%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.
30 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

	Six Months
	Ended		Year		Year	Year	Year	12/31/14
	2/29/20		Ended		Ended	Ended	Ended	to
	(unaudited)		8/31/19		8/31/18	8/31/17	8/31/16*	8/31/15*
Class K
Net asset value, beginning of period	$13.56		$16.28		$15.81	$13.47	$13.03	$13.51
Increase (decrease) from investment operations:
Net investment income (loss)	$0.10(a	)	$0.29(a	)	$0.22(a )	$0.18(a )	$0.21(a )	$0.11
Net realized and unrealized gain (loss) on investments	0.43		(1.64)		1.39	2.40	0.38	(0.59)
Net increase (decrease) from investment operations	$0.53		$(1.35)		$1.61	$2.58	$0.59	$(0.48)
Distributions to shareowners:
Net investment income	$(0.21)		$(0.15)		$(0.30)	$(0.24)	$0.15	$—
Net realized gain	—		(1.22)		(0.84)	—	—	—
Total distributions	$(0.21)		$(1.37)		$(1.14)	$(0.24)	$(0.15)	$—
Net increase (decrease) in net asset value	$0.32		$(2.72)		$0.47	$2.34	$0.44	$(0.48)
Net asset value, end of period	$13.88		$13.56		$16.28	$15.81	$13.47	$13.03
Total return (b)	3.76	%(c)	(8.24	)%(d)	10.47%	19.44%	4.51%	(3.55	)%(c)
Ratio of net expenses to average net assets	0.68	%(e)	0.71%		0.80%	0.79%	0.79%	0.79	%(e)
Ratio of net investment income (loss) to average net assets	1.40	%(e)	2.09%		1.35%	1.26%	1.58%	1.44	%(e)
Portfolio turnover rate	57	%(c)	87%		98%	85%	88%	109%
Net assets, end of period (in thousands)	$48,064		$43,813		$55,602	$56,693	$52,222	$54,305
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.86	%(e)	0.85%		0.96%	0.98%	0.92%	0.95	%(e)
Net investment income (loss) to average net assets	1.22	%(e)	1.95%		1.19%	1.07%	1.45%	1.28	%(e)

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.31)%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 31

Financial Highlights (continued)

	Six Months
	Ended		Year		Year	Year	Year	7/1/15
	2/29/20		Ended		Ended	Ended	Ended	to
	(unaudited)		8/31/19		8/31/18	8/31/17	8/31/16*	8/31/15*
Class R
Net asset value, beginning of period	$13.47		$16.15		$15.65	$13.36	$12.99	$14.08
Increase (decrease) from investment operations:
Net investment income (loss)	$0.04(a	)	$0.17(a	)	$0.09(a )	$0.08(a )	$0.13(a )	$0.00(b	)
Net realized and unrealized gain (loss) on investments	0.40		(1.60)		1.39	2.36	0.37	(1.09)
Net increase (decrease) from investment operations	$0.44		$(1.43)		$1.48	$2.44	$0.50	$(1.09)
Distributions to shareowners:
Net investment income	$(0.07)		$(0.03)		$(0.14)	$(0.15)	$(0.13)	$—
Net realized gain	—		(1.22)		(0.84)	—	—	—
Total distributions	$(0.07)		$(1.25)		$(0.98)	$(0.15)	$(0.13)	$—
Net increase (decrease) in net asset value	$0.37		$(2.68)		$0.50	$2.29	$0.37	$(1.09)
Net asset value, end of period	$13.84		$13.47		$16.15	$15.65	$13.36	$12.99
Total return (c)	3.25	%(d)	(8.98	)%(e)	9.68%	18.47%	3.85%	(7.74	)%(d)
Ratio of net expenses to average net assets	1.48	%(f)	1.55%		1.55%	1.55%	1.55%	1.38	%(f)
Ratio of net investment income (loss) to average net assets	0.60	%(f)	1.24%		0.58%	0.54%	1.04%	0.25	%(f)
Portfolio turnover rate	57	%(d)	87%		98%	85%	88%	109%
Net assets, end of period (in thousands)	$14,271		$15,706		$20,733	$17,587	$14,562	$2,304
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.65	%(f)	1.73%		1.75%	1.75%	1.68%	1.55	%(f)
Net investment income (loss) to average net assets	0.43	%(f)	1.06%		0.38%	0.34%	0.91%	0.08	%(f)

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or ($0.01) per share.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)	Not annualized.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.04)%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.
32 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

	Six Months
	Ended		Year		Year	Year	Year	Year
	2/29/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		8/31/19		8/31/18	8/31/17	8/31/16*	8/31/15*
Class Y
Net asset value, beginning of period	$13.61		$16.33		$15.83	$13.50	$13.06	$14.12
Increase (decrease) from investment operations:
Net investment income (loss)	$0.10(a	)	$0.29(a	)	$0.22(a )	$0.18(a )	$0.20(a )	$0.01
Net realized and unrealized gain (loss) on investments	0.42		(1.63)		1.39	2.40	0.39	(0.62)
Net increase (decrease) from investment operations	$0.52		$(1.34)		$1.61	$2.58	$0.59	$(0.61)
Distributions to shareowners:
Net investment income	$(0.22)		$(0.16)		$(0.27)	$(0.25)	$(0.15)	$(0.45)
Net realized gain	—		(1.22)		(0.84)	—	—	—
Total distributions	$(0.22)		$(1.38)		$(1.11)	$(0.25)	$(0.15)	$(0.45)
Net increase (decrease) in net asset value	$0.30		$(2.72)		$0.50	$2.33	$0.44	$(1.06)
Net asset value, end of period	$13.91		$13.61		$16.33	$15.83	$13.50	$13.06
Total return (b)	3.66	%(c)	(8.19	)%(d)	10.50%	19.45%	4.50%	(4.48)%
Ratio of net expenses to average net assets	0.70	%(e)	0.72%		0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.39	%(e)	2.06%		1.36%	1.22%	1.55%	0.85%
Portfolio turnover rate	57	%(c)	87%		98%	85%	88%	109%
Net assets, end of period (in thousands)	$13,770		$16,765		$26,007	$12,947	$7,450	$23,815
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.02	%(e)	0.98%		1.07%	1.10%	1.08%	0.96%
Net investment income (loss) to average net assets	1.07	%(e)	1.80%		1.09%	0.92%	1.27%	0.69%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.25)%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 33

Notes to Financial Statements | 2/29/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Global Equity Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosure requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the
34 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 35

are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Cash may include overnight deposits at approved financial institutions.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At February 29, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
36 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.
In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 37

appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$1,695,088
Long-term capital gain	20,720,589
Total	$22,415,677

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2019:

2019
Distributable earnings:
Undistributed ordinary income	$2,333,810
Capital loss carryforward	(22,328,390)
Net unrealized appreciation	6,062,065
Total	$(13,932,515)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $5,901 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
38 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 39

beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
At February 29, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended February 29, 2020, was $(1,733,776). Open forward foreign currency exchange contracts outstanding at February 29, 2020, are listed in the Schedule of Investments.
40 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

I.    Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 29, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
There were no open futures contracts at February 29, 2020.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the six months ended February 29, 2020, the effective management fee was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.
Prior to January 1, 2020, the Adviser had contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.15%, 2.15%, 0.80%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Effective January 1, 2020, the Adviser has
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 41

contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.15%, 0.70%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through January 1, 2021.There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended February 29, 2020, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $53,799 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 29, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 29, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$39,015
Class C	3,364
Class K	90
Class R	1,451
Class Y	1,141
Total	$45,061

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares.
42 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services.
Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $5,548 in distribution fees payable to the Distributor at February 29, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 29, 2020, CDSCs in the amount of $1,063 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 5, 2020, the Fund participates in a facility that is in the amount of $250 million. The amount of facility changed to $300 million after period end. Prior to February 5, 2020, the Fund participated in a facility in the amount of $25 million. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 29, 2020, the Fund had no borrowings under each credit facility.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 43

6. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 29, 2020.
44 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
JPMorgan
Chase
Bank NA	$—	$—	$—	$—	$—
State Street
Bank &
Trust Co.	—	—	—	—	—
Total	$—	$—	$—	$—	$—

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (c)
JPMorgan
Chase
Bank NA	$25,762	$—	$—	$—	$25,762
State Street
Bank &
Trust Co.	45,297	—	—	—	45,297
Total	$71,059	$—	$—	$—	$71,059

(a)   The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)   Represents the net amount due from the counterparty in the event of default.
(c)   Represents the net amount payable to the counterparty in the event of default.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 45

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 29, 2020, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities:
Forwards foreign
currency exchange
contracts	$—	$—	$(71,059)	$—	$—
Total Value	$—	$—	$(71,059)	$—	$—

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 29, 2020, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Futures contracts	$—	$—	$—	$7,600	$—
Total Value	$—	$—	$—	$7,600	$—

Change in net
unrealized
appreciation
(depreciation) on:
Forward foreign
currency exchange
contracts	$—	$—	$(71,059)	$—	$—
Total Value	$—	$—	$(71,059)	$—	$—

8. Subsequent Event
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
46 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Global Equity Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2019.
At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 47

considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
48 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered a reduction in the Fund’s management fee as of October 1, 2018. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered additional expense waiver arrangements that went into effect as of October 1, 2018.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 49

extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s
50 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Global Equity Fund | Semiannual Report | 2/29/20 51

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
52 Pioneer Global Equity Fund | Semiannual Report | 2/29/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us
Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19129-14-0420

Pioneer High Income
Municipal Fund

Semiannual Report | February 29, 2020

Ticker Symbols:

Class A	PIMAX
Class C	HICMX
Class Y	HIMYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019 and then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the early days of 2020 have reminded us, in today’s global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short- and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 29, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 3

Portfolio Management Discussion | 2/29/20
The environment for municipal bonds was generally favorable over the six-month period ended February 29, 2020, based on declines in medium- and long-term interest rates. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the six-month period. Mr. Chirunga, Managing Director, Deputy Director of Municipals, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during the six-month period ended February 29, 2020?
A    Pioneer High Income Municipal Fund’s Class A shares returned 4.33% at net asset value during the six-month period ended February 29, 2020, while the Fund’s benchmark, the Bloomberg Barclays U.S. Municipal High Yield Bond Index (the Bloomberg Barclays Index), returned 5.35%. During the same period, the average return of the 193 mutual funds in Morningstar’s High-Yield Municipal Funds category was 4.14%.
Q    How would you describe the investment environment in the municipal bond market during the period?
A    The environment for municipal bonds was favorable for most of the six-month period as U.S. Treasury medium- and longer-term rates declined, the U.S. Federal Reserve (the Fed) adopted a more accommodative policy stance, and there was healthy investor demand for tax-free bonds, with limited supply. In addition, the municipal market continued to benefit from the longer-term effects of the U.S. tax legislation passed in late 2017.
Fixed-income yields declined during the period due to investor concerns over how U.S.-China trade tensions would hurt the already slowing global economy. Earlier in 2019, the Treasury yield curve had inverted for the first time since 2007 as long-term rates declined and the curve took on a negative slope, which historically has been viewed as an indicator of an economic downturn or a prolonged slowdown. Global central banks reacted to the uneasiness as the Fed, which had cut short-term rates just prior to the six-month period in July, reduced rates two more times in September and October 2019. The European Central Bank also enacted easing measures, including a new bond-purchasing program.
During the majority of the period, the municipal bond market benefited from steady investor demand as inflows to tax-free funds were strong. As noted, the tax legislation passed in 2017 also continued to boost the
4 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

performance of tax-free bonds. Under the law, income earned by investors on advance refunding bonds, which was once treated as tax-exempt, is now treated as taxable income. (An advance refunding bond is issued to retire, or pre-refund, another outstanding bond more than 90 days in advance of the original bond’s maturity date.)
The provision in the 2017 tax law pertaining to advance refunding bonds has rendered such bonds a less-attractive option, and has effectively removed approximately one-quarter of the prior municipal supply from the marketplace. That, in turn, has helped to boost tax-free bond prices. The 2017 tax law also reduced allowable state and local tax (SALT) deductions on Federal personal income tax returns, capping them at $10,000 annually. That provision in the law has affected many investors, but particularly those in higher-tax states, where demand for municipal investments has increased.
State and local governments enjoyed strong tax collections and revenues over the six-month period, but reduced federal spending on infrastructure has forced municipalities to finance more of their own infrastructure projects. Much of the spending has been cash-based rather than through municipal financing due to ongoing concerns of various state officials that the U.S. economy was headed for a recession, which is another factor that has limited municipal supply.
Lastly, while the tax-exempt bond market continued to receive support from demand by its traditional investors, it also benefited from other factors, including interest from non-traditional buyers, such as global insurance companies looking for relative safety, a low default rate, and attractive valuations versus taxable bonds.
While the bulk of the six-month period was positive for municipal investors, the pandemic spread of the novel coronavirus (COVID-19) from China to other countries, including the U.S., began to have a significant effect on global and domestic markets around mid-February, thus creating an increasingly uncertain environment as the period drew to a close.
Q    Which of your investment decisions had the largest effects on the Fund’s performance relative to the Bloomberg Barclays Index during the six-month period ended February 29, 2020?
A    The Fund’s absolute return was positive for the six-month period, but slightly lagged the performance of the Bloomberg Barclays Index. The largest detractors from the Fund’s benchmark-relative performance during the six-month period came from holdings of senior-living-facility bonds issued by the states of Illinois and Massachusetts.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 5

Positive contributors to the Fund’s benchmark-relative returns during the six-month period included general obligation bonds issued by the Commonwealth of Puerto Rico, and certain tobacco bonds, particularly those issued by the states of Michigan and California.
Q    Did the Fund have any exposure to derivative securities during the six-month period ended February, 29, 2020?
A    No, the Fund did not have any exposure to derivatives during the six-month period.
Q    Did the Fund’s distributions* to shareholders change during the six-month period ended February, 29, 2020?
A    The Fund’s monthly distribution levels decreased somewhat over the six-month period as we reinvested some portfolio assets in bonds with lower interest coupons, given an environment that featured declining interest rates.
Q    What is your investment outlook?
A    In light of the significant impact that the COVID-19 outbreak has already had on both global and domestic economic activity since mid-February 2020 - with dramatic effects on the transportation, retail sales, manufacturing, and services industries - financial markets, including the municipal bond market, have been subject to extreme volatility as investors search for certainty regarding the near-term path of the U.S. economy. At the same time, we have witnessed U.S. Federal, state, and local governments work as hard and as rapidly as they can to mitigate the negative effects of the virus on citizens’ health, the economy, and the financial markets. What seems apparent to us right now is that COVID-19 will have a significant and long-lasting effect on economic activity due to substantial levels of unemployment among workers from affected industries.
We do not believe the municipal market’s current issues have been the result of poor or declining fundamentals, and we view the sell-off in recent weeks as technical in nature, mainly driven by sudden liquidity needs. As the high-yield municipal market has typically consisted of much smaller issuance than the investment-grade municipal universe, many issues are tightly held and typically have been relatively illiquid. The sell-off resulting from the need for liquidity has caused large lists of bonds to come to the market, which has depressed municipal valuations.
*      Distributions are not guaranteed.
6 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

With that said, we have seen some weakness in municipal sectors that we believe to be out of favor, such as the continuing care retirement community (CCRC) sector, and we do believe there are large high-yield issuers that may exhibit weakness in the near future. Over time, we also think we might see increased stress on municipalities as they experience delays in tax receipts, possibly into the summer months, due to fallout from COVID-19 mitigation measures.
While we have avoided investing the Fund in many of the large venture-capital type issues that have come to the market, we may look to take advantage of any dislocations that could arise within the high-yield municipal market should issuers exhibit stress in their coupon-paying abilities.
In addition, since the summer of 2019, we have established an allocation to investment-grade bonds in the portfolio. The exposure to investment-grade municipal bonds has provided the Fund with yield in excess of cash and competitive returns as demand for tax-exempt bonds has been strong in a market starved for yield. Since the recent market turbulence caused by the COVID-19 crisis, the liquidity of the Fund’s investment-grade bond holdings has allowed us to maintain the portfolio’s high-yield municipal bond allocations and helped us avoid forced selling of what we believe to be solid assets into a panicked market. Where once we would have used the Fund’s tobacco bonds to meet redemption needs, we generally have been holding onto those bonds as we have sought to continue maintaining the portfolio’s target allocations, while selling the Fund’s investment-grade holdings. That, in turn, has enabled us to seek to capitalize on opportunities that we have seen develop on an almost daily basis, as bonds we once thought would never again be offered on the secondary market have been returning to that market in the wake of the volatility created by the COVID-19 situation.
Overall, we think municipal bonds could still stand to benefit from their potential ability to offer attractive after-tax income to individuals, relative to the income available from taxable bonds and other investment alternatives.
Consistent with our investment discipline in managing the Fund, we intend to continue to focus on intensive, fundamental research into individual bond issues, while maintaining a close watch on any economic factors that could influence the high-yield municipal market, whether related to COVID-19 or to other developments.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 7

Please refer to the Schedule of Investments on pages 17–36 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
8 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Portfolio Summary | 2/29/20

Portfolio Distribution

(As a percentage of total investments)*

State Distribution

(As a percentage of total investments)*

†   Amounts round to less than 0.1%.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 9

Portfolio Summary (continued)

10 Largest Holdings

(As a percentage of total investments)*

1.	Buckeye Tobacco Settlement Financing Authority, Series 2B-2, 5.0%, 6/1/55	2.74%
2.	Michigan Tobacco Settlement Finance Authority, Series A, 7.309%, 6/1/34	1.82
3.	Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/47	1.75
4.	Golden State Tobacco Securitization Corp., Series A-1, 5.0%, 6/1/47	1.61
5.	City of Baltimore MD, 5.0%, 7/1/49	1.33
6.	Northern Tobacco Securitization Corp., Asset-Backed, Series A, 5.0%, 6/1/46	1.31
7.	Golden State Tobacco Securitization Corp., Series A-2, 5.0%, 6/1/47	1.30
8.	Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35	1.28
9.	San Francisco City & County Airport Comm-San Francisco International Airport,
	5.0%, 5/1/50	1.26
10.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-2,
	5.875%, 6/1/47	1.25

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Prices and Distributions | 2/29/20
Net Asset Value per Share

Class	2/29/20	8/31/19
A	$7.72	$7.56
C	$7.72	$7.56
Y	$7.62	$7.46

Distributions per Share: 9/1/19 – 2/29/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1617	$ —	$ —
C	$0.1330	$ —	$ —
Y	$0.1689	$ —	$ —

Index Definitions

The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts shown on pages 12–14.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 11

Performance Update | 2/29/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 29, 2020)
			Bloomberg
	Net	Public	Barclays U.S.
	Asset	Offering	Municipal
	Value	Price	High Yield
Period	(NAV)	(POP)	Bond Index
10 years	5.85%	5.37%	7.32%
5 years	5.93	4.96	6.60
1 year	11.30	6.29	14.40

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
0.85%	0.83%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitations currently in effect through January 1, 2021 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Performance Update | 2/29/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 29, 2020)
			Bloomberg
			Barclays U.S.
			Municipal
	If	If	High Yield
Period	Held	Redeemed	Bond Index
10 years	5.07%	5.07%	7.32%
5 years	5.13	5.13	6.60
1 year	10.45	10.45	14.40

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross
1.61%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 13

Performance Update | 2/29/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 29, 2020)
		Bloomberg
	Net	Barclays U.S.
	Asset	Municipal
	Value	High Yield
Period	(NAV)	Bond Index
10 years	6.06%	7.32%
5 years	6.13	6.60
1 year	11.52	14.40

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross	Net
0.66%	0.55%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitations currently in effect through January 1, 2021 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.    Divide your account value by $1,000
       Example: an $8,600 account value ÷ $1,000 = 8.6
2.    Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund
Based on actual returns from September 1, 2019 through February 29, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/19
Ending Account Value	$1,043.30	$1,039.30	$1,044.90
(after expenses) on 2/29/20
Expenses Paid	$4.12	$7.96	$2.80
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.81%, 1.57% and 0.55% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 15

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2019 through February 29, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/19
Ending Account Value	$1,020.84	$1,017.06	$1,022.13
(after expenses) on 2/29/20
Expenses Paid	$4.07	$7.87	$2.77
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.81%, 1.57% and 0.55% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).
16 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Schedule of Investments | 2/29/20 (unaudited)

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 101.8%
DEBTORS IN POSSESSION FINANCING — 0.6%
of Net Assets(a)
Entertainment — 0.3%
5,000,000	Enterprise Development Authority, 12.0%,
	7/15/24 (144A)	$ 5,725,000
	Total Entertainment	$ 5,725,000
Pharmaceuticals — 0.3%
5,000,000	Valeant Pharmaceuticals International, Inc., 8.5%,
	1/31/27 (144A)	$ 5,500,000
	Total Pharmaceuticals	$ 5,500,000
TOTAL DEBTORS IN POSSESSION FINANCING
	(Cost $10,739,753)	$ 11,225,000
MUNICIPAL BONDS — 101.2% of Net Assets(b)
Alabama — 1.4%
3,000,000	Auburn University, General Fee Revenue, Series A,
	5.0%, 6/1/48	$ 3,771,900
3,500,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 4.5%, 5/1/32 (144A)	3,981,320
17,500,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 5.25%, 5/1/44 (144A)	20,606,600
	Total Alabama	$ 28,359,820
Alaska — 1.3%
26,935,000	Northern Tobacco Securitization Corp., Asset-Backed,
	Series A, 5.0%, 6/1/46	$ 27,238,288
	Total Alaska	$ 27,238,288
Arizona — 1.6%
3,000,000	Arizona Industrial Development Authority, Bridgewater
	Avondale Project, 5.375%, 1/1/38	$ 3,192,060
1,675,000	Arizona Industrial Development Authority, Doral Academy
	Nevada Fire Mesa, Series A, 5.0%, 7/15/49 (144A)	1,849,200
8,000,000	City of Phoenix, Industrial Development Authority, 3rd &
	Indian School Assisted Living Project, 5.4%, 10/1/36	8,689,920
9,400,000	City of Phoenix, Industrial Development Authority, Deer
	Valley Veterans Assisted Living Project, 5.125%, 7/1/36	9,906,566
1,000,000	County of Pima, Industrial Development Authority, Facility
	Desert Heights Charter, 7.0%, 5/1/34	1,113,470
3,000,000	County of Pima, Industrial Development Authority, Facility
	Desert Heights Charter, 7.25%, 5/1/44	3,345,030
2,400,000	Tempe Industrial Development Authority, Revenue Mirabella
	At ASU Project, Series A, 6.125%, 10/1/47 (144A)	2,814,504
2,400,000	Tempe Industrial Development Authority, Revenue Mirabella
	At ASU Project, Series A, 6.125%, 10/1/52 (144A)	2,807,376
	Total Arizona	$ 33,718,126

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 17

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Arkansas — 1.3%
19,000,000	Arkansas Development Finance Authority, Big River Steel
	Project, 4.5%, 9/1/49 (144A)	$ 21,296,720
4,070,000	University of Arkansas, 5.0%, 11/1/44	5,210,414
	Total Arkansas	$ 26,507,134
	California — 16.0%
5,165,000	California County Tobacco Securitization Agency,
	Asset-Backed, Gold Country Funding Corp.,
	5.25%, 6/1/46	$ 5,166,808
7,780,000	California County Tobacco Securitization Agency,
	Asset-Backed, Los Angeles County Securitization
	Corp., 5.7%, 6/1/46	7,974,656
1,215,000	California County Tobacco Securitization Agency,
	Asset-Backed, Los Angeles County, Series A,
	5.6%, 6/1/36	1,245,399
5,880,000	California County Tobacco Securitization Agency,
	Asset-Backed, Merced County, Series A, 5.25%, 6/1/45	5,997,718
4,660,000	California County Tobacco Securitization Agency,
	Asset-Backed, Sonoma County Corp., 5.125%, 6/1/38	4,753,293
2,385,000	California County Tobacco Securitization Agency,
	Asset-Backed, Sonoma County Corp., 5.25%, 6/1/45	2,408,898
11,465,000	California Educational Facilities Authority, Stanford
	University, Series U-3, 5.0%, 6/1/43	18,446,382
5,000,000	California Educational Facilities Authority, Stanford
	University, Series V-1, 5.0%, 5/1/49	8,516,500
6,000,000	California Health Facilities Financing Authority,
	5.0%, 11/1/47	9,793,980
250,000	California Municipal Finance Authority, John Adams
	Academics Project, Series A, 5.0%, 10/1/35	262,970
1,550,000	California Municipal Finance Authority, John Adams
	Academics Project, Series A, 5.25%, 10/1/45	1,628,864
500,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.125%, 7/1/35 (144A)	557,145
1,575,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.375%, 7/1/45 (144A)	1,749,652
6,300,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, Series A, 6.0%, 7/1/42	6,728,904
2,000,000	California Municipal Finance Authority, Series A, 5.0%,
	11/1/49 (144A)	2,322,320
2,975,000(c)	California School Finance Authority, Classical Academies
	Project, Series A, 7.375%, 10/1/43	3,478,727
305,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 4.75%, 10/1/24	335,198
830,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 5.625%, 10/1/34	935,393
2,175,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 5.875%, 10/1/44	2,439,567

The accompanying notes are an integral part of these financial statements.
18 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	California — (continued)
1,000,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 6.0%, 10/1/49	$ 1,124,350
3,230,000	California School Finance Authority, View Park High School,
	Series A, 7.125%, 10/1/48 (144A)	3,678,712
4,000,000	California State University, Systemwide, Series A,
	5.0%, 11/1/48	5,125,920
1,560,000	California Statewide Communities Development Authority,
	Baptist University, Series A, 6.125%, 11/1/33	1,809,756
4,030,000	California Statewide Communities Development Authority,
	Baptist University, Series A, 6.375%, 11/1/43	4,670,528
1,000,000	California Statewide Communities Development Authority,
	Loma Linda University Medical Center, Series A, 5.25%,
	12/1/43 (144A)	1,193,830
8,000,000	California Statewide Communities Development Authority,
	Loma Linda University Medical Center, Series A, 5.25%,
	12/1/56 (144A)	9,154,800
13,095,000	California Statewide Communities Development Authority,
	Loma Linda University Medical Center, Series A, 5.5%,
	12/1/58 (144A)	15,713,345
10,000,000	City of Los Angeles Department of Airports, 5.0%, 5/15/43	13,020,000
1,075,000	City of Los Angeles Department of Airports, 5.0%, 5/15/44	1,389,405
3,500,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	4,236,155
4,415,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	5,376,675
9,825,000	Golden State Tobacco Securitization Corp., Asset-Backed,
	Series A-2, 5.3%, 6/1/37	10,476,103
31,545,000	Golden State Tobacco Securitization Corp., Series A-1,
	5.0%, 6/1/47	33,398,584
5,000,000	Golden State Tobacco Securitization Corp., Series A-1,
	5.25%, 6/1/47	5,318,800
25,505,000	Golden State Tobacco Securitization Corp., Series A-2,
	5.0%, 6/1/47	27,003,674
4,000,000	Los Angeles County Facilities, Inc., 5.0%, 12/1/43	5,136,440
15,795,000	Los Angeles County Public Works Financing Authority,
	5.0%, 12/1/49	20,557,666
5,000,000	Los Angeles Department of Water & Power, Power System
	Revenue, Power System, Series A, 5.25%, 7/1/49	6,489,600
2,500,000(d)	Pittsburg Unified School District Financing Authority,
	9/1/41 (AGM Insured)	1,446,325
1,925,000(d)	Pittsburg Unified School District Financing Authority,
	9/1/42 (AGM Insured)	1,072,976
10,000,000	San Francisco City & County Airport Comm-San Francisco
	International Airport, Series E, 5.0%, 5/1/50	12,643,000
10,510,000	San Francisco City & County Airport Comm-San Francisco
	International Airport, Series F, 5.0%, 5/1/50	13,478,549
9,270,000	San Francisco City & County Airport Comm-San Francisco
	International Airport Commission, Government
	Purpose, Series B, 5.0%, 5/1/49	11,807,014

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 19

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	California — (continued)
10,585,000	San Mateo Foster City Public Financing Authority, Clean
	Water Program, 5.0%, 8/1/49	$ 13,803,581
9,110,000	University of California, Series AZ, 5.25%, 5/15/58	11,664,444
	Total California	$ 325,532,606
	Colorado — 4.3%
4,000,000	Arkansas River Power Authority, 5.0%, 10/1/43	$ 4,857,480
2,345,000(c)(e)	Castle Oaks Metropolitan District No. 3, 5.5%, 12/1/45	2,444,639
2,860,000(c)(e)	Castle Oaks Metropolitan District No. 3, 6.25%, 12/1/44	3,059,828
10,000,000	City & County of Denver CO, 5.0%, 8/1/44	12,103,100
2,000,000(c)	Colorado Educational & Cultural Facilities Authority, Rocky
	Mountain Classical Academy Project, 8.0%, 9/1/43	2,485,920
5,000,000(c)	Colorado Educational & Cultural Facilities Authority, Rocky
	Mountain Classical Academy Project, 8.125%, 9/1/48	6,236,250
4,000,000	Colorado Health Facilities Authority, 5.0%, 8/1/44	4,985,840
2,000,000(e)	Copperleaf Metropolitan District No. 2, 5.75%, 12/1/45	2,096,460
1,250,000(e)	Cottonwood Highlands Metropolitan District No. 1, Series A,
	5.0%, 12/1/49	1,345,312
2,090,000(e)	Cottonwood Highlands Metropolitan District No. 1, Series B,
	8.75%, 12/15/49	2,172,430
2,840,000(e)	Crystal Crossing Metropolitan District, 5.25%, 12/1/40	3,020,567
3,500,000	Dominion Water & Sanitation District, 6.0%, 12/1/46	3,754,660
1,380,000(e)	Lanterns Metropolitan District No 1, 5.0%, 12/1/39	1,488,772
2,835,000(e)	Lanterns Metropolitan District No 1, 5.0%, 12/1/49	3,026,476
683,000(e)	Lanterns Metropolitan District No 1, 7.75%, 12/15/49	706,092
7,635,000(e)	Larkridge Metropolitan District No. 2, 5.25%, 12/1/48	8,127,687
500,000(e)	Leyden Rock Metropolitan District No. 10, Series B,
	7.25%, 12/15/45	519,790
3,372,000(e)	Littleton Village Metropolitan District No. 2, 5.375%,
	12/1/45	3,503,474
1,500,000(e)	Promenade Castle Rock Metropolitan District No. 1,
	Series A, 5.75%, 12/1/39	1,568,310
620,000(e)	Trails at Crowfoot Metropolitan District No 3,
	4.375%, 12/1/30	653,232
1,535,000(e)	Trails at Crowfoot Metropolitan District No 3,
	5.0%, 12/1/39	1,648,007
3,380,000(e)	Trails at Crowfoot Metropolitan District No 3,
	5.0%, 12/1/49	3,579,048
2,090,000(e)	Trails at Crowfoot Metropolitan District No 3,
	9.0%, 12/15/49	2,143,065
4,250,000	University of Colorado, 5.0%, 6/1/44	5,485,772
1,875,000(e)	Village at Dry Creek Metropolitan District No 2,
	4.375%, 12/1/44	1,973,869
1,250,000(e)	Villas Metropolitan District, Series A, 5.125%, 12/1/48	1,349,563

The accompanying notes are an integral part of these financial statements.
20 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	Colorado — (continued)
1,240,000(e)	Willow Bend Metropolitan District, 5.0%, 12/1/39	$ 1,355,109
1,460,000(e)	Willow Bend Metropolitan District, 5.0%, 12/1/49	1,582,713
755,000(e)	Willow Bend Metropolitan District, 7.625%, 12/15/49	780,444
	Total Colorado	$ 88,053,909
	Delaware — 1.1%
2,905,000	Delaware State Health Facilities Authority, Beebe
	Medical Center Project, 4.375%, 6/1/48	$ 3,319,573
7,350,000	Delaware State Health Facilities Authority, Beebe
	Medical Center Project, 5.0%, 6/1/48	8,923,341
1,990,000	University of Delaware, Series A, 5.0%, 11/1/42	3,113,813
500,000	University of Delaware, Series A, 5.0%, 11/1/43	787,170
2,410,000	University of Delaware, Series A, 5.0%, 11/1/44	3,825,851
1,680,000	University of Delaware, Series A, 5.0%, 11/1/45	2,688,638
	Total Delaware	$ 22,658,386
	District of Columbia — 1.4%
12,395,000	District of Columbia, 5.0%, 3/1/44	$ 16,144,239
5,000,000(e)	District of Columbia, Series A, 5.0%, 10/15/44	6,442,550
735,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	771,765
30,000,000(d)	District of Columbia Tobacco Settlement Financing
	Corp., Capital Appreciation, Asset-Backed,
	Series A, 6/15/46	5,965,800
	Total District of Columbia	$ 29,324,354
	Florida — 1.6%
5,000,000	Alachua County Health Facilities Authority, Terraces
	Bonita Springs Project, Series A, 8.125%, 11/15/46	$ 5,049,050
500,000	Capital Trust Agency, Inc., H Bay Ministries, Inc.,
	5.0%, 7/1/43	536,705
750,000	Capital Trust Agency, Inc., H Bay Ministries, Inc.,
	5.0%, 7/1/53	790,710
500,000	Capital Trust Agency, Inc., H Bay Ministries, Inc.,
	5.25%, 7/1/48	539,775
10,650,000	City of Gainesville FL Utilities System Revenue,
	5.0%, 10/1/44	13,734,346
575,000	County of Lake FL, 5.0%, 1/15/39 (144A)	634,121
825,000	County of Lake FL, 5.0%, 1/15/49 (144A)	896,206
850,000	County of Lake FL, 5.0%, 1/15/54 (144A)	922,735
7,245,000	County of Miami-Dade FL Water & Sewer System
	Revenue, 5.0%, 10/1/44	9,307,072
	Total Florida	$ 32,410,720

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 21

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Georgia — 1.1%
4,185,000	City of Atlanta Water & Wastewater Revenue, Series B,
	5.0%, 11/1/43	$ 5,263,349
6,000,000	City of Atlanta Water & Wastewater Revenue, Series B,
	5.0%, 11/1/47	7,466,700
7,250,000	Private Colleges & Universities Authority, 5.0%, 9/1/48	9,371,132
	Total Georgia	$ 22,101,181
	Illinois — 6.2%
1,000,000	Chicago Board of Education, 5.75%, 4/1/35	$ 1,224,650
8,010,000	Chicago Board of Education, 6.0%, 4/1/46	9,706,438
2,035,000(e)	Chicago Board of Education, Series A, 5.0%, 12/1/33	2,469,717
870,000(e)	Chicago Board of Education, Series A, 5.0%, 12/1/41	908,297
7,395,000(e)	Chicago Board of Education, Series A, 5.0%, 12/1/42	8,007,232
1,205,000(e)	Chicago Board of Education, Series A, 5.5%, 12/1/39	1,269,877
1,000,000(e)	Chicago Board of Education, Series A, 7.0%,
	12/1/46 (144A)	1,315,830
8,000,000(e)	Chicago Board of Education, Series B, 6.5%, 12/1/46	10,013,840
3,250,000(e)	Chicago Board of Education, Series D, 5.0%, 12/1/31	3,869,125
1,520,000(e)	Chicago Board of Education Project, Series C,
	5.25%, 12/1/39	1,724,866
7,505,000	Chicago O’Hare International Airport, Senior Lien,
	Series B, 5.0%, 1/1/48	9,391,607
2,500,000	Chicago O’Hare International Airport, Senior Lien,
	Series B, 5.0%, 1/1/53	3,110,500
10,000,000(e)	City of Chicago, Series A, 5.0%, 1/1/44	11,995,400
4,713,653(f)(g)	Illinois Finance Authority, Clare Oaks Project, Series B,
	4.0%, 11/15/52	1,885,461
2,634,795(d)	Illinois Finance Authority, Clare Oaks Project, Series C-1,
	11/15/52	39,522
526,959	Illinois Finance Authority, Clare Oaks Project, Series C-2,
	4.0%, 11/15/52	7,904
526,959(g)	Illinois Finance Authority, Clare Oaks Project, Series C-3,
	0.0%, 11/15/52	7,904
920,000	Illinois Finance Authority, Norwegian American Hospital,
	Inc., 7.625%, 9/15/28	932,604
4,700,000	Illinois Finance Authority, Norwegian American Hospital,
	Inc., 7.75%, 9/15/38	4,889,880
12,000,000	Metropolitan Pier & Exposition Authority, Mccormick Place
	Expansion Project, 4.0%, 6/15/50	13,600,080
10,000,000	Metropolitan Pier & Exposition Authority, Mccormick Place
	Expansion Project, 5.0%, 6/15/50 (ST APPROP Insured)	12,226,400
4,000,000	Metropolitan Pier & Exposition Authority, Mccormick Place
	Expansion Project, Series A, 5.0%, 6/15/57	4,737,320
22,000,000(d)	Metropolitan Pier & Exposition Authority, Mccormick Place
	Expansion Project, Series B, 12/15/56 (AGM Insured)	8,050,020
1,250,000	Metropolitan Pier & Exposition Authority, McCormick Place,
	Series B-2, 5.0%, 6/15/50	1,264,700

The accompanying notes are an integral part of these financial statements.
22 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	Illinois — (continued)
2,500,000	Sales Tax Securitization Corp., Second Lien, Series A,
	4.0%, 1/1/38	$ 2,960,450
1,750,000	Sales Tax Securitization Corp., Second Lien, Series A,
	4.0%, 1/1/39	2,053,170
1,500,000	Sales Tax Securitization Corp., Second Lien, Series A,
	5.0%, 1/1/37 (BAM Insured)	1,931,025
7,690,000	Southwestern Illinois Development Authority,
	Comprehensive Mental Health Center, 6.625%, 6/1/37	5,344,550
1,415,000	Southwestern Illinois Development Authority, Village of
	Sauget Project, 5.625%, 11/1/26	1,415,425
	Total Illinois	$ 126,353,794
	Indiana — 5.8%
1,750,000(g)	City of Carmel, Barrington Carmel Project, Series A,
	7.0%, 11/15/32	$ 52,500
2,000,000(g)	City of Carmel, Barrington Carmel Project, Series A,
	7.125%, 11/15/42	60,000
2,000,000(g)	City of Carmel, Barrington Carmel Project, Series A,
	7.125%, 11/15/47	60,000
2,475,000	City of Evansville, Silver Birch Evansville Project,
	5.45%, 1/1/38	2,661,961
700,000	City of Fort Wayne, Silver Birch Fort Wayne Project,
	5.125%, 1/1/32	751,226
4,565,000	City of Fort Wayne, Silver Birch Fort Wayne Project,
	5.35%, 1/1/38	4,896,145
24,990,000	City of Hammond, Custodial Receipts Cabelas Project,
	7.5%, 2/1/29 (144A)	25,006,993
1,275,000	City of Kokomo, Silver Birch of Kokomo, 5.75%, 1/1/34	1,380,978
5,325,000	City of Kokomo, Silver Birch of Kokomo, 5.875%, 1/1/37	5,767,188
1,230,000	City of Lafayette, Glasswater Creek Lafayette Project,
	5.6%, 1/1/33	1,353,627
6,000,000	City of Lafayette, Glasswater Creek Lafayette Project,
	5.8%, 1/1/37	6,632,100
500,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.1%, 1/1/32 (144A)	535,895
4,390,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.375%, 1/1/38 (144A)	4,704,807
2,050,000	City of Muncie, Silver Birch Muncie Project, 5.05%, 1/1/31	2,184,460
5,510,000	City of Muncie, Silver Birch Muncie Project, 5.25%, 1/1/37	5,864,513
4,560,000	City of Terre Haute, Silver Birch Terre Haute Project,
	5.35%, 1/1/38	4,881,343
4,000,000(c)	County of Vigo, Hospital Authority, Union Hospitals, Inc.,
	8.0%, 9/1/41	4,422,360
1,845,000	Indiana Finance Authority, Green Bond, State Revolving
	Fund, 5.0%, 2/1/47	2,353,980
2,100,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.125%, 7/1/37	2,343,222

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 23

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Indiana — (continued)
3,420,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.375%, 7/1/47	$ 3,819,422
1,940,000	Indiana Finance Authority, Sanders Glen Project, Series A,
	4.25%, 7/1/43	1,993,738
1,795,000	Indiana Finance Authority, Sanders Glen Project, Series A,
	4.5%, 7/1/53	1,851,417
3,370,000	Indiana Housing & Community Development Authority,
	Lake Meadow, 5.0%, 1/1/39 (144A)	3,536,276
8,580,000	Indiana Housing & Community Development Authority,
	Evergreen Village Bloomington Project, 5.5%, 1/1/37	9,034,397
10,000,000	Indianapolis Local Public Improvement Bond Bank,
	5.0%, 2/1/49	12,700,900
8,000,000	Town of Plainfield Multifamily Housing Revenue,
	Glasswater Creek Project, 5.375%, 9/1/38	8,386,960
	Total Indiana	$ 117,236,408
	Iowa — 0.0%†
50,000	Iowa Tobacco Settlement Authority, Asset-Backed,
	Series C, 5.625%, 6/1/46	$ 50,501
	Total Iowa	$ 50,501
	Kansas — 0.6%
400,000	Kansas Development Finance Authority, Village Shalom
	Project, Series A, 5.25%, 11/15/33	$ 437,340
9,215,000	Kansas Development Finance Authority, Village Shalom
	Project, Series A, 5.25%, 11/15/53	9,915,432
2,000,000	Kansas Development Finance Authority, Village Shalom
	Project, Series A, 5.5%, 11/15/38	2,185,860
	Total Kansas	$ 12,538,632
	Maryland — 1.4%
6,465,000	City of Baltimore MD, 5.0%, 7/1/49	$ 8,274,230
15,000,000	City of Baltimore MD, 5.0%, 7/1/49	19,181,400
930,000	Maryland Health & Higher Educational Facilities
	Authority, City Neighbors, Series A, 6.75%, 7/1/44	1,018,592
	Total Maryland	$ 28,474,222
	Massachusetts — 2.8%
4,950,000(e)	Commonwealth of Massachusetts, Series A, 5.0%, 1/1/46	$ 6,192,202
9,125,000	Commonwealth of Massachusetts Transportation Fund
	Revenue, Rail Enhancement & Accelerated Bridge
	Programs, Series A, 5.0%, 6/1/48	11,499,325
14,825,000	Massachusetts Development Finance Agency,
	5.0%, 7/1/43	18,333,485
8,750,000	Massachusetts Development Finance Agency,
	5.0%, 7/1/53	10,716,650

The accompanying notes are an integral part of these financial statements.
24 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	Massachusetts — (continued)
765,000	Massachusetts Development Finance Agency, Adventcare
	Project, 7.625%, 10/15/37	$ 592,936
2,000,000	Massachusetts Development Finance Agency, Adventcare
	Project, Series A, 6.75%, 10/15/37	2,000,260
1,250,000	Massachusetts Development Finance Agency,
	International Charter School, 5.0%, 4/15/40	1,401,100
4,500,000	Massachusetts Development Finance Agency, Linden
	Ponds, Inc., Facility, 5.125%, 11/15/46 (144A)	5,244,615
1,116,746(d)	Massachusetts Development Finance Agency, Linden
	Ponds, Inc., Series B, 11/15/56	366,371
	Total Massachusetts	$ 56,346,944
	Michigan — 4.8%
1,250,000	Flint Michigan Hospital Building Authority, Hurley Medical
	Center, 7.375%, 7/1/35	$ 1,272,612
1,250,000	Flint Michigan Hospital Building Authority, Hurley Medical
	Center, Series A, 5.25%, 7/1/39	1,327,950
5,485,000	Flint Michigan International Academy, Public School
	Academy, 5.75%, 10/1/37	5,494,215
3,945,000	Michigan Public Educational Facilities Authority, David
	Ellis-West Project, 5.875%, 6/1/37	4,435,285
50,000	Michigan Public Educational Facilities Authority,
	Dr. Joseph Pollack, 7.25%, 4/1/20	50,141
2,020,000	Michigan Public Educational Facilities Authority,
	Dr. Joseph Pollack, 8.0%, 4/1/40	2,026,444
7,135,000(f)	Michigan Strategic Fund, Michigan Department Offices
	Lease, Series B, 6.75%, 3/1/40	7,856,491
4,000,000(f)	Michigan Strategic Fund, Series B, 6.625%, 11/1/41	4,840,240
5,215,000	Michigan Tobacco Settlement Finance Authority, Series A,
	6.0%, 6/1/34	5,319,352
25,005,000	Michigan Tobacco Settlement Finance Authority, Series A,
	6.0%, 6/1/48	25,505,350
1,250,000	Michigan Tobacco Settlement Finance Authority, Series A,
	6.875%, 6/1/42	1,273,450
36,208,000	Michigan Tobacco Settlement Finance Authority, Series A,
	7.309%, 6/1/34	37,656,320
	Total Michigan	$ 97,057,850
	Minnesota — 1.3%
1,935,000	Bloomington Port Authority, Radisson Blu Mall of
	America LLC, 9.0%, 12/1/35	$ 2,017,411
3,040,000	City of Bethel, Partnership Academy Project, Series A,
	5.0%, 7/1/38	3,267,331
1,000,000	City of Bethel, Partnership Academy Project, Series A,
	5.0%, 7/1/48	1,064,060
1,000,000	City of Bethel, Partnership Academy Project, Series A,
	5.0%, 7/1/53	1,056,820

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 25

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Minnesota — (continued)
2,600,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.0%, 3/1/34	$ 2,685,722
2,000,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.0%, 3/1/39	2,058,700
400,000	City of Deephaven, Eagle Ridge Academy Project, Series A,
	5.25%, 7/1/37	446,708
1,500,000	City of Deephaven, Eagle Ridge Academy Project, Series A,
	5.5%, 7/1/50	1,666,920
2,000,000	City of St. Paul Minnesota, Housing & Redevelopment
	Authority, Great River School Project, Series A,
	5.5%, 7/1/52 (144A)	2,208,840
1,400,000	City of Rochester, Math & Science Academy Project,
	Series A, 5.25%, 9/1/43	1,492,470
6,080,000	City of Rochester, Math & Science Academy Project,
	Series A, 5.375%, 9/1/50	6,474,653
1,415,000	Housing & Redevelopment Authority of The City of St. Paul
	Minnesota, Higher Ground Academy Project, Series A,
	5.125%, 12/1/38	1,510,159
1,300,000	Housing & Redevelopment Authority of The City of St. Paul
	Minnesota, St. Paul City School Project, Series A,
	5.0%, 7/1/36	1,383,629
	Total Minnesota	$ 27,333,423
	Mississippi — 1.1%
1,605,000(f)	Mississippi Business Finance Corp., Chevron USA, Inc.,
	Project, Series C, 1.2%, 12/1/30	$ 1,605,000
9,105,000(f)	Mississippi Business Finance Corp., Chevron USA, Inc.,
	Project, Series E, 1.2%, 12/1/30	9,105,000
2,165,000(f)	Mississippi Business Finance Corp., Chevron USA, Inc.,
	Project, Series G, 1.2%, 12/1/30	2,165,000
10,000,000(f)	Mississippi Business Finance Corp., Chevron USA, Inc.
	Project, Series H, 1.2%, 11/1/35	10,000,000
	Total Mississippi	$ 22,875,000
	Missouri — 1.5%
4,900,000	Community Memorial Hospital District, Missouri
	Hospital, 6.68%, 12/1/34	$ 4,910,339
10,000,000	Kansas City Industrial Development Authority,
	5.0%, 3/1/44	12,375,700
4,975,000	Kansas City Industrial Development Authority,
	5.0%, 3/1/55 (AGM Insured)	6,116,166
400,000	Kansas City Industrial Development Authority, Series A,
	4.25%, 4/1/26 (144A)	425,980
1,000,000	Kansas City Industrial Development Authority, Series A,
	5.0%, 4/1/36 (144A)	1,061,760
2,300,000	Kansas City Industrial Development Authority, Series A,
	5.0%, 4/1/46 (144A)	2,406,766

The accompanying notes are an integral part of these financial statements.
26 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	Missouri — (continued)
2,500,000(c)	Kirkwood Industrial Development Authority, Aberdeen
	Heights, Series A, 8.25%, 5/15/45	$ 2,537,400
	Total Missouri	$ 29,834,111
	Nevada — 0.0%†
4,500,000(d)	City of Reno, Reno Transportation Rail Access, Series C,
	7/1/58 (144A)	$ 760,140
	Total Nevada	$ 760,140
	New Jersey — 2.8%
975,000	New Jersey Economic Development Authority, Charter
	University Heights Charter Schools Project, 4.7%,
	9/1/28 (144A)	$ 1,015,892
565,000	New Jersey Economic Development Authority, Charter
	University Heights Charter Schools Project, 5.375%,
	9/1/33 (144A)	586,922
1,140,000	New Jersey Economic Development Authority, Charter
	University Heights Charter Schools Project, 5.625%,
	9/1/38 (144A)	1,195,256
1,255,000	New Jersey Economic Development Authority, Charity
	Marion P. Thomas Charter School, 5.25%,
	10/1/38 (144A)	1,348,108
7,205,000	New Jersey Economic Development Authority, Charity
	Marion P. Thomas Charter School, 5.375%,
	10/1/50 (144A)	7,750,130
1,215,000	New Jersey Economic Development Authority, Charter
	Hatikvah International Academy, 5.25%,
	7/1/37 (144A)	1,335,990
2,500,000	New Jersey Economic Development Authority, Charter
	Hatikvah International Academy, 5.375%,
	7/1/47 (144A)	2,714,500
7,000,000	New Jersey Economic Development Authority, School
	Facilities Construction, Series EEE, 5.0%, 6/15/43	8,281,210
6,125,000	New Jersey Economic Development Authority, University
	Heights Charter Schools Project, Series A, 5.75%,
	9/1/50 (144A)	6,428,555
4,500,000	New Jersey Health Care Facilities Financing Authority,
	St. Peters University Hospital, 6.25%, 7/1/35	4,712,220
18,605,000	Tobacco Settlement Financing Corp., Series B,
	5.0%, 6/1/46	22,035,018
	Total New Jersey	$ 57,403,801
	New Mexico — 0.8%
940,000	County of Otero, Jail Project, 9.0%, 4/1/23	$ 954,100
12,470,000(f)	County of Otero, Jail Project, 9.0%, 4/1/28	12,657,050
1,750,000	Lower Petroglyphs Public Improvement District,
	Refunding, 5.0%, 10/1/48	1,893,080
	Total New Mexico	$ 15,504,230

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 27

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	New York — 7.5%
525,000	Buffalo & Erie County Industrial Land Development Corp.,
	Medaille College Project, 5.0%, 10/1/28 (144A)	$ 589,312
4,150,000	Buffalo & Erie County Industrial Land Development Corp.,
	Medaille College Project, 5.0%, 10/1/38 (144A)	4,637,044
8,755,000	Erie Country New York Tobacco Asset Securitization Corp.,
	Asset-Backed, Series A, 5.0%, 6/1/45	8,755,963
10,000,000(g)	Erie County Industrial Development Agency, Galvstar LLC
	Project, Series A, 9.25%, 10/1/30	2,400,000
8,000,000(g)	Erie County Industrial Development Agency, Galvstar LLC
	Project, Series B, 9.25%, 10/1/30	1,920,000
1,795,000(g)	Erie County Industrial Development Agency, Galvstar LLC
	Project, Series C, 9.25%, 10/1/30	430,800
10,000,000	Metropolitan Transportation Authority, 5.0%, 11/15/44
	(AGM Insured)	12,908,200
8,000,000	Metropolitan Transportation Authority, 5.0%, 11/15/56	9,575,280
7,340,000	Metropolitan Transportation Authority, Green Bond,
	Transportation Climate Bond Certified, Series A,
	5.0%, 11/15/44 (BAM Insured)	9,280,843
16,410,000	Nassau County Tobacco Settlement Corp., Asset-Backed,
	Series A-3, 5.0%, 6/1/35	16,676,662
3,125,000	Nassau County Tobacco Settlement Corp., Asset-Backed,
	Series A-3, 5.125%, 6/1/46	3,175,781
5,000,000	New York City Transitional Finance Authority Future Tax
	Secured Revenue, 5.0%, 5/1/40	6,450,050
5,735,000	New York City Water & Sewer System, Series DD-1,
	5.0%, 6/15/49	7,226,731
12,620,000	New York Counties Tobacco Trust IV, Settlement Pass
	Through, Series A, 5.0%, 6/1/45	12,633,882
51,600,000(d)	New York Counties Tobacco Trust V, Capital Appreciation
	Pass Through, Sub Series S-4A, 6/1/60	1,876,176
950,000	New York State Dormitory Authority, Columbia University,
	Series A, 5.0%, 10/1/47	1,602,165
2,850,000	New York State Dormitory Authority, Montefiore Obligated
	Group, 5.0%, 8/1/31	3,631,043
5,000,000	New York State Dormitory Authority, Series A, Bid Group 4,
	5.0%, 3/15/44	6,233,200
5,000,000	New York State Dormitory Authority, Series E, Bid Group 4,
	5.0%, 3/15/48	6,324,500
3,395,000	Riverhead Industrial Development Agency, 7.65%, 8/1/34	3,499,227
15,000,000	Suffolk Tobacco Asset Securitization Corp., Capital
	Appreciation, Series C, 6.625%, 6/1/44	15,956,400
9,030,000	Suffolk Tobacco Asset Securitization Corp., Series B,
	6.0%, 6/1/48	9,038,398
6,000,000	TSASC, Inc., 5.0%, 6/1/45	6,240,000
1,000,000	TSASC, Inc., 5.0%, 6/1/48	1,038,750
	Total New York	$ 152,100,407

The accompanying notes are an integral part of these financial statements.
28 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	Ohio — 6.9%
4,425,000	Buckeye Tobacco Settlement Financing Authority,
	Asset-Backed, Series A-2, 5.75%, 6/1/34	$ 4,427,212
11,730,000	Buckeye Tobacco Settlement Financing Authority,
	Asset-Backed, Series A-2, 5.875%, 6/1/30	11,739,384
25,825,000	Buckeye Tobacco Settlement Financing Authority,
	Asset-Backed, Series A-2, 5.875%, 6/1/47	25,850,825
15,285,000	Buckeye Tobacco Settlement Financing Authority,
	Asset-Backed, Series A-2, 6.0%, 6/1/42	15,292,643
8,440,000	Buckeye Tobacco Settlement Financing Authority,
	Asset-Backed, Series A-2, 6.5%, 6/1/47	8,452,660
50,000,000	Buckeye Tobacco Settlement Financing Authority,
	Series 2B-2, 5.0%, 6/1/55	56,750,000
715,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.125%, 1/1/32 (144A)	740,175
5,275,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.45%, 1/1/38 (144A)	5,520,710
6,500,000	Ohio Water Development Authority, Fresh Water,
	5.0%, 6/1/44	8,520,785
2,900,000	Southeastern Ohio Port Authority, Refunding &
	Improvement Memorial Health System, 6.0%, 12/1/42	3,109,177
	Total Ohio	$ 140,403,571
	Oregon — 0.1%
1,120,000	Port of Portland OR Airport Revenue, 5.0%, 7/1/44	$ 1,409,150
	Total Oregon	$ 1,409,150
	Pennsylvania — 6.4%
1,500,000	Allegheny County Industrial Development Authority,
	4.875%, 11/1/24	$ 1,644,630
3,000,000	Allegheny County Industrial Development Authority,
	5.125%, 5/1/30	3,607,410
5,000,000	Berks County Industrial Development Authority,
	5.0%, 11/1/50	5,962,500
1,000,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.125%, 10/15/37	1,101,680
2,335,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/47	2,553,719
4,100,000	City of Philadelphia PA Water & Wastewater Revenue,
	5.0%, 11/1/54	5,208,599
8,425,000	Delaware County Industrial Development Authority, Chester
	Charter School Arts Project, Series A, 5.125%,
	6/1/46 (144A)	9,250,903
1,500,000	Geisinger Authority, Geisinger Health System, Series A-2,
	5.0%, 2/15/39	1,833,180
1,200,000(f)	Geisinger Authority, Geisinger Health System, Series B,
	1.12%, 8/1/22	1,200,000
4,000,000	Hospitals & Higher Education Facilities Authority of
	Philadelphia, Temple University Health System,
	Series A, 5.625%, 7/1/42	4,317,800

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 29

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Pennsylvania — (continued)
2,005,000	Pennsylvania Economic Development Financing
	Authority, US Airways Group, Series A, 7.5%, 5/1/20	$ 2,022,043
8,445,000	Pennsylvania Economic Development Financing
	Authority, US Airways Group, Series B, 8.0%, 5/1/29	8,527,085
3,935,000	Pennsylvania State University, Series A, 5.0%, 9/1/43	5,097,871
2,355,000	Pennsylvania State University, Series A, 5.0%, 9/1/44	3,051,444
10,000,000	Pennsylvania Turnpike Commission, 5.0%, 12/1/44	12,522,100
4,540,000	Pennsylvania Turnpike Commission, 5.25%, 6/1/47	5,540,480
5,000,000	Pennsylvania Turnpike Commission, Series A,
	5.0%, 12/1/44	6,473,750
4,055,000	Philadelphia Authority for Industrial Development, 2800
	American Street Co. Project, Series A, 5.625%,
	7/1/48 (144A)	4,509,849
2,200,000	Philadelphia Authority for Industrial Development, Greater
	Philadelphia Health Action, Inc. Project, Series A,
	6.5%, 6/1/45	2,360,842
2,940,000	Philadelphia Authority for Industrial Development, Greater
	Philadelphia Health Action, Inc. Project, Series A,
	6.625%, 6/1/50	3,164,734
2,500,000	Philadelphia Authority for Industrial Development, Green
	Woods Charter School Project, Series A, 5.5%, 6/15/32	2,628,325
5,200,000	Philadelphia Authority for Industrial Development, Green
	Woods Charter School Project, Series A, 5.75%, 6/15/42	5,471,856
6,000,000	Philadelphia Authority for Industrial Development, Nueva
	Esperanze, Inc., 8.2%, 12/1/43	6,682,260
1,000,000	Philadelphia Authority for Industrial Development,
	Performing Arts Charter School Project, 6.5%,
	6/15/33 (144A)	1,010,120
3,000,000	Philadelphia Authority for Industrial Development,
	Performing Arts Charter School Project, 6.75%,
	6/15/43 (144A)	3,029,340
1,660,000	Philadelphia Authority for Industrial Development, Revenue
	International Education & Community Initiatives,
	5.125%, 6/1/38 (144A)	1,823,460
3,500,000	Philadelphia Authority for Industrial Development, Revenue
	International Education & Community Initiatives,
	5.25%, 6/1/48 (144A)	3,819,865
4,370,000	Philadelphia Authority for Industrial Development, Revenue
	International Education & Community Initiatives,
	5.375%, 6/1/53 (144A)	4,804,291
9,435,000	Philadelphia Authority for Industrial Development, TECH
	Freire Charter School Project, 5.5%, 6/1/49 (144A)	9,535,860
1,570,000	Philadelphia Authority for Industrial Development,
	University of the Arts, 5.0%, 3/15/45 (144A)	1,708,427
	Total Pennsylvania	$ 130,464,423
	Puerto Rico — 1.3%
36,000,000(e)(g)	Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35	$ 26,460,000
	Total Puerto Rico	$ 26,460,000

The accompanying notes are an integral part of these financial statements.
30 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	Rhode Island — 0.4%
2,065,000(g)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 371,700
2,000,000(f)	Tender Option Bond Trust Receipts/Certificates, RIB, 0.0%,
	9/1/47 (144A)	3,239,680
4,250,000	Tobacco Settlement Financing Corp., Series B,
	5.0%, 6/1/50	4,620,940
	Total Rhode Island	$ 8,232,320
	South Carolina — 0.7%
12,000,000(e)	Spartanburg County School District No 7, 5.0%, 3/1/48
	(SCSDE)	$ 15,317,520
	Total South Carolina	$ 15,317,520
	Tennessee — 0.0%†
5,000	Johnson City Health & Educational Facilities Board,
	Appalachian Christian Village, 5.0%, 2/15/43	$ 5,023
	Total Tennessee	$ 5,023
	Texas — 7.1%
1,225,000	Arlington Higher Education Finance Corp., 5.0%,
	8/15/32 (PSF Guaranteed)	$ 1,604,088
640,000	Arlington Higher Education Finance Corp., LTTS Charter
	School Inc., 3.5%, 3/1/24 (144A)	664,877
16,875,000	Arlington Higher Education Finance Corp., LTTS Charter
	School Inc., 5.45%, 3/1/49 (144A)	18,267,019
170,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 5.875%, 3/1/24	180,256
525,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 6.625%, 3/1/29	565,771
375,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.0%, 3/1/34	407,771
7,030,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.125%, 3/1/44	7,554,860
325,000	City of Celina, 5.375%, 9/1/28	337,077
700,000	City of Celina, 5.5%, 9/1/24	736,330
250,000	City of Celina, 5.5%, 9/1/32	259,222
650,000	City of Celina, 5.875%, 9/1/40	674,277
1,075,000	City of Celina, 6.0%, 9/1/30	1,138,092
2,700,000	City of Celina, 6.25%, 9/1/40	2,857,059
5,485,000	City of San Antonio, TX Electric & Gas Systems Revenue,
	5.0%, 2/1/47	6,782,477
5,000,000	City of San Antonio, TX Electric & Gas Systems Revenue,
	Series A, 5.0%, 2/1/44	6,368,450
7,500,000	Grand Parkway Transportation Corp., Grand Parkway System,
	4.0%, 10/1/49	8,871,825
1,025,000(f)	Harris County Health Facilities Development Corp., The
	Methodist Hospital System, Series A-1, 1.22%, 12/1/41	1,025,000
2,000,000	La Vernia Higher Education Finance Corp., Meridian World
	School, Series A, 5.5%, 8/15/45 (144A)	2,193,700

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 31

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Texas — (continued)
4,455,000(f)	Lower Neches Valley Authority Industrial Development
	Corp., Exxonmobil Corp., 1.2%, 11/1/38	$ 4,455,000
1,000,000	Newark Higher Education Finance Corp., Austin Achieve
	Public Schools, Inc., 5.0%, 6/15/48	1,027,120
10,000,000	North Texas Tollway Authority, 5.0%, 1/1/38	12,889,300
17,350,000(g)	Sanger Industrial Development Corp., Texas Pellets
	Project, Series B, 8.0%, 7/1/38	4,337,500
5,000,000	Tarrant County Cultural Education Facilities Finance Corp.,
	Buckner Senior Living Ventana Project, 6.625%, 11/15/37	6,004,150
2,250,000(g)	Tarrant County Cultural Education Facilities Finance Corp.,
	Mirador Project, Series A, 4.625%, 11/15/41	225
5,000,000(g)	Tarrant County Cultural Education Facilities Finance Corp.,
	Mirador Project, Series A, 4.875%, 11/15/48	500
120,000(c)	Tarrant County Cultural Education Facilities Finance Corp.,
	MRC Crestview Project, 8.0%, 11/15/34	126,008
6,850,000(c)	Tarrant County Cultural Education Facilities Finance Corp.,
	MRC Crestview Project, 8.125%, 11/15/44	7,193,254
8,142,447	Tarrant County Cultural Education Facilities Finance Corp.,
	Stayton At Museum Way, Series A, 5.75%, 12/1/54	8,623,177
1,000,000(g)	Texas Midwest Public Facility Corp., Secure Treatment
	Facility Project, 9.0%, 10/1/30	659,000
4,695,000	Texas Water Development Board, State Water
	Implementation Fund, 4.0%, 10/15/37	5,738,182
10,000,000	Texas Water Development Board, State Water
	Implementation Fund, Series B, 5.0%, 4/15/49	12,654,600
9,500,000	University of Texas System, Financing System, Series A,
	5.0%, 8/15/49	15,971,305
1,250,000	Village on the Park, New Hope Cultural Education Facilities
	Finance Corp., Cardinal Bay, Inc., 5.5%, 7/1/46	1,349,913
1,000,000	Village on the Park, New Hope Cultural Education Facilities
	Finance Corp., Cardinal Bay, Inc., 5.75%, 7/1/51	1,088,180
105,000	Village on the Park, New Hope Cultural Education Facilities
	Finance Corp., Cardinal Bay, Inc., 6.0%, 7/1/26	113,943
1,350,000	Village on the Park, New Hope Cultural Education Facilities
	Finance Corp., Cardinal Bay, Inc., 7.0%, 7/1/51	1,476,428
	Total Texas	$ 144,195,936
	Utah — 0.4%
490,000(h)	Utah Charter School Finance Authority, Summit
	Academy High School, Series A, 7.25%, 5/15/21	$ 511,962
1,985,000(c)	Utah Charter School Finance Authority, Summit
	Academy High School, Series A, 8.125%, 5/15/31	2,160,275
5,145,000(c)	Utah Charter School Finance Authority, Summit
	Academy High School, Series A, 8.5%, 5/15/41	5,622,302
	Total Utah	$ 8,294,539

The accompanying notes are an integral part of these financial statements.
32 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	Virginia — 4.4%
3,000,000	Ballston Quarter Community Development Authority,
	Series A, 5.5%, 3/1/46	$ 3,249,150
2,100,000	Cherry Hill Community Development Authority, Potomac
	Shores Project, 5.4%, 3/1/45 (144A)	2,238,747
4,330,000	Chesapeake Hospital Authority, 5.0%, 7/1/30	5,719,151
2,240,000	Chesapeake Hospital Authority, 5.0%, 7/1/31	2,943,942
815,000	Embrey Mill Community Development Authority,
	5.3%, 3/1/35 (144A)	864,047
4,655,000	Embrey Mill Community Development Authority,
	5.6%, 3/1/45 (144A)	4,980,478
3,500,000	Peninsula Town Center Community Development Authority,
	4.5%, 9/1/45 (144A)	3,840,655
1,250,000	Peninsula Town Center Community Development Authority,
	5.0%, 9/1/37 (144A)	1,436,750
2,000,000	Peninsula Town Center Community Development Authority,
	5.0%, 9/1/45 (144A)	2,264,100
19,680,000	Tobacco Settlement Financing Corp., Series A1,
	6.706%, 6/1/46	20,811,600
35,750,000	Tobacco Settlement Financing Corp., Series B-1,
	5.0%, 6/1/47	36,241,562
4,605,000	Tobacco Settlement Financing Corp., Series B-2,
	5.2%, 6/1/46	4,649,254
	Total Virginia	$ 89,239,436
	Washington — 2.9%
10,000,000	Central Puget Sound Regional Transit Authority, Green Bond,
	Series S-1, 5.0%, 11/1/46	$ 16,066,300
8,000,000	City of Seattle WA Municipal Light & Power Revenue,
	5.0%, 4/1/39	10,339,680
8,625,000	City of Seattle WA Municipal Light & Power Revenue,
	5.0%, 4/1/41	11,121,248
7,480,000	City of Seattle WA Municipal Light & Power Revenue,
	5.0%, 4/1/45	9,571,333
10,000,000	Washington State Convention Center Public Facilities
	District, 5.0%, 7/1/48	12,215,900
	Total Washington	$ 59,314,461
	West Virginia — 0.3%
5,000,000	Tobacco Settlement Finance Authority, Series A,
	7.467%, 6/1/47	$ 5,450,000
	Total West Virginia	$ 5,450,000
	Wisconsin — 2.6%
775,000	Public Finance Authority, Community School of Davidson
	Project, 5.0%, 10/1/33	$ 888,165
3,800,000	Public Finance Authority, Community School of Davidson
	Project, 5.0%, 10/1/48	4,228,640

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 33

Schedule of Investments | 2/29/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Wisconsin — (continued)
2,660,000	Public Finance Authority, Coral Academy Science
	Las Vegas, 5.0%, 6/1/50 (144A)	$ 2,891,925
1,590,000	Public Finance Authority, Coral Academy Science
	Las Vegas, 5.625%, 7/1/44	1,801,629
9,310,000	Public Finance Authority, Gardner Webb University, 5.0%,
	7/1/31 (144A)	10,508,011
5,325,000	Public Finance Authority, Glenridge Palmer Ranch,
	Series A, 8.25%, 6/1/46 (144A)	5,778,051
5,057,500	Public Finance Authority, Las Ventanas Retirement
	Community, 7.0%, 10/1/42	5,202,246
475,000	Public Finance Authority, Lead Academy Project, Series A,
	4.25%, 8/1/26 (144A)	494,622
2,000,000	Public Finance Authority, Lead Academy Project, Series A,
	5.0%, 8/1/36 (144A)	2,148,300
2,500,000	Public Finance Authority, Lead Academy Project, Series A,
	5.125%, 8/1/46 (144A)	2,651,775
500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.3%, 6/1/47	529,210
2,500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.375%, 6/1/52	2,648,525
8,615,000(d)	Public Finance Authority, Springshire Pre Development
	Project, 12/1/20 (144A)	7,942,169
1,245,000(c)	Public Finance Authority, Voyager Foundation, Inc., Project,
	Series A, 5.125%, 10/1/45	1,384,403
2,815,000(c)	Public Finance Authority, Voyager Foundation, Inc., Project,
	Series A, 6.2%, 10/1/42	3,203,611
	Total Wisconsin	$ 52,301,282
	TOTAL MUNICIPAL BONDS
	(Cost $1,963,399,797)	$2,060,861,648
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 101.8%
	(Cost $1,974,139,550)(i)	$2,072,086,648
	OTHER ASSETS AND LIABILITIES — (1.8)%	$ (36,230,525)
	NET ASSETS — 100.0%	$2,035,856,123

AGM	Assured Guaranty Municipal Corp.
BAM	Build America Mutual.
PSF-GTD	Permanent School Fund Guaranteed.
RIB
Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at February 29, 2020.

SCSDE	South Carolina Department of Education.
ST APPROP	State Appropriations.

The accompanying notes are an integral part of these financial statements.
34 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 29, 2020, the value of these securities amounted to $294,371,103, or 14.5% of net assets.

†	Amount rounds to less than 0.1%.
(a)	Securities are restricted as to resale.
(b)	Consists of Revenue Bonds unless otherwise indicated.
(c)
Prerefunded bonds have been collateralized by U. S. Treasury or U. S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(d)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(e)	Represents a General Obligation Bond.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 29, 2020.
(g)	Security is in default.
(h)	Escrow to maturity.
(i)	The concentration of investments by type of obligation/market sector is as follows:
	Revenue Bonds:
	Tobacco Revenue	24.1%
	Education Revenue	19.4%
	Health Revenue	14.0%
	General Obligation	12.1%
	Development Revenue	11.9%
	Transportation Revenue	7.7%
	Water Revenue	5.2%
	Utilities Revenue	2.1%
	Power Revenue	1.2%
	Other Revenue	1.2%
	Facilities Revenue	1.1%
	Pollution Control Revenue	0.0%†
		100.0%
	† Amount rounds to less than 0.1%.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2020, aggregated $601,320,835 and $65,998,929, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 29, 2020, the Fund did not engage in any cross trade activity.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 35

Schedule of Investments | 2/29/20 (unaudited) (continued)
At February 29, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,977,843,108 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$143,798,967
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(49,555,427)
Net unrealized appreciation	$94,243,540

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of February 29, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Debtors in Possession Financing	$—	$11,225,000	$—	$11,225,000
Municipal Bonds	—	2,060,861,648	—	2,060,861,648
Total Investments in Securities	$—	$2,072,086,648	$—	$2,072,086,648

During the six months ended February 29, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
36 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Statement of Assets and Liabilities | 2/29/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,974,139,550)	$2,072,086,648
Cash	18,809,593
Receivables —
Investment securities sold	420,000
Fund shares sold	10,064,215
Interest	25,317,125
Due from the Adviser	27,643
Other assets	1,270,072
Total assets	$2,127,995,296
LIABILITIES:
Payables —
Investment securities purchased	$82,010,285
Fund shares repurchased	8,441,359
Distributions	1,235,762
Trustees’ fees	14,122
Due to affiliates	151,703
Accrued expenses	285,942
Total liabilities	$92,139,173
NET ASSETS:
Paid-in capital	$1,990,281,656
Distributable earnings	45,574,467
Net assets	$2,035,856,123
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $732,219,231/94,852,455 shares)	$7.72
Class C (based on $222,280,560/28,782,894 shares)	$7.72
Class Y (based on $1,081,356,332/141,908,866 shares)	$7.62
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $7.72 net asset value per share/100%-4.50%
maximum sales charge)	$8.08

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 37

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/29/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$38,075,223
Total investment income		$38,075,223
EXPENSES:
Management fees	$4,087,392
Administrative expense	206,455
Transfer agent fees
Class A	92,266
Class C	36,625
Class Y	386,838
Distribution fees
Class A	776,970
Class C	979,410
Shareowner communications expense	5,754
Custodian fees	11,839
Registration fees	79,274
Professional fees	122,311
Printing expense	14,801
Pricing fees	8,610
Trustees’ fees	44,287
Insurance expense	6,805
Miscellaneous	42,435
Total expenses		$6,902,072
Less fees waived and expenses reimbursed by the Adviser		(314,476)
Net expenses		$6,587,596
Net investment income		$31,487,627
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$315,193
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$50,057,256
Net realized and unrealized gain (loss) on investments		$50,372,449
Net increase in net assets resulting from operations		$81,860,076

The accompanying notes are an integral part of these financial statements.
38 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Statements of Changes in Net Assets

	Six Months
	Ended
	2/29/20	Year Ended
	(unaudited)	8/31/19
FROM OPERATIONS:
Net investment income (loss)	$31,487,627	$47,716,302
Net realized gain (loss) on investments	315,193	(12,225,940)
Change in net unrealized appreciation (depreciation)
on investments	50,057,256	53,070,334
Net increase in net assets resulting from operations	$81,860,076	$88,560,696
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.16 and $0.36 per share, respectively)	$(13,320,917)	$(18,724,370)
Class C ($0.13 and $0.30 per share, respectively)	(3,450,436)	(5,836,784)
Class Y ($0.17 and $0.37 per share, respectively)	(20,787,696)	(24,327,680)
Total distributions to shareowners	$(37,559,049)	$(48,888,834)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$632,917,924	$949,147,827
Reinvestment of distributions	30,685,963	38,986,797
Cost of shares repurchased	(180,019,008)	(258,632,356)
Net increase in net assets resulting from Fund
share transactions	$483,584,879	$729,502,268
Net increase in net assets	$527,885,906	$769,174,130
NET ASSETS:
Beginning of period	$1,507,970,217	$738,796,087
End of period	$2,035,856,123	$1,507,970,217

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 39

Statements of Changes in Net Assets (continued)

	Six Months	Six Months
	Ended	Ended
	2/29/20	2/29/20	Year Ended	Year Ended
	Shares	Amount	8/31/19	8/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	27,891,621	$210,030,730	36,705,562	$270,650,777
Reinvestment of distributions	1,569,925	11,858,984	2,220,234	16,324,158
Less shares repurchased	(6,701,350)	(50,441,744)	(9,468,986)	(69,140,984)
Net increase	22,760,196	$171,447,970	29,456,810	$217,833,951
Class C
Shares sold	7,392,606	$55,657,728	10,768,411	$79,442,533
Reinvestment of distributions	379,235	2,864,774	647,485	4,758,598
Less shares repurchased	(2,150,235)	(16,226,356)	(6,550,358)	(48,218,972)
Net increase	5,621,606	$42,296,146	4,865,538	$35,982,159
Class Y
Shares sold	49,399,048	$367,229,466	82,646,665	$599,054,517
Reinvestment of distributions	2,140,389	15,962,205	2,459,607	17,904,041
Less shares repurchased	(15,206,700)	(113,350,908)	(19,523,426)	(141,272,400)
Net increase	36,332,737	$269,840,763	65,582,846	$475,686,158

The accompanying notes are an integral part of these financial statements.
40 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	2/29/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/19	8/31/18	8/31/17	8/31/16*	8/31/15*
Class A
Net asset value, beginning of period	$7.56		$7.36	$7.32	$7.59	$7.22	$7.27
Increase (decrease) from investment operations:
Net investment income (loss)	$0.13(a	)	$0.35(a )	$0.38(a )	$0.35(a )	$0.36(a )	$0.41
Net realized and unrealized gain (loss) on investments	0.19		0.21	0.02	(0.26)	0.41	(0.06)
Net increase (decrease) from investment operations	$0.32		$0.56	$0.40	$0.09	$0.77	$0.35
Distributions to shareowners:
Net investment income	$(0.16)		$(0.36)	$(0.36)	$(0.36)	$(0.40)	$(0.40)
Net increase (decrease) in net asset value	$0.16		$0.20	$0.04	$(0.27)	$0.37	$(0.05)
Net asset value, end of period	$7.72		$7.56	$7.36	$7.32	$7.59	$7.22
Total return (b)	4.33	%(c)	7.87%	5.60%	1.32%	10.90%	4.88%
Ratio of net expenses to average net assets	0.81	%(d)	0.83%	0.86%	0.88%	0.87%	0.89%
Ratio of net investment income (loss) to average net assets	3.58	%(d)	4.81%	5.16%	4.85%	4.86%	5.59%
Portfolio turnover rate	4	%(c)	20%	22%	35%	20%	29%
Net assets, end of period (in thousands)	$732,219		$545,014	$313,695	$267,618	$292,019	$245,877
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.81	%(d)	0.85%	0.86%	0.88%	0.87%	0.89%
Net investment income (loss) to average net assets	3.58	%(d)	4.79%	5.16%	4.85%	4.86%	5.59%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 41

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	2/29/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/19	8/31/18	8/31/17	8/31/16*	8/31/15*
Class C
Net asset value, beginning of period	$7.56		$7.36	$7.32	$7.59	$7.22	$7.28
Increase (decrease) from investment operations:
Net investment income (loss)	$0.11(a	)	$0.35(a )	$0.32(a )	$0.30(a )	$0.30(a )	$0.36
Net realized and unrealized gain (loss) on investments	0.18		0.15	0.02	(0.27)	0.41	(0.07)
Net increase (decrease) from investment operations	$0.29		$0.50	$0.34	$0.03	$0.71	$0.29
Distributions to shareowners:
Net investment income	$(0.13)		$(0.30)	$(0.30)	$(0.30)	$(0.34)	$(0.35)
Net increase (decrease) in net asset value	$0.16		$0.20	$0.04	$(0.27)	$0.37	$(0.06)
Net asset value, end of period	$7.72		$7.56	$7.36	$7.32	$7.59	$7.22
Total return (b)	3.93	%(c)	7.05%	4.81%	0.55%	10.07%	3.95%
Ratio of net expenses to average net assets	1.57	%(d)	1.60%	1.63%	1.65%	1.63%	1.65%
Ratio of net investment income (loss) to average net assets	2.82	%(d)	4.07%	4.42%	4.10%	4.10%	4.83%
Portfolio turnover rate	4	%(c)	20%	22%	35%	20%	29%
Net assets, end of period (in thousands)	$222,281		$175,156	$134,670	$143,846	$165,883	$146,029
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.57	%(d)	1.61%	1.63%	1.65%	1.63%	1.65%
Net investment income (loss) to average net assets	2.82	%(d)	4.06%	4.42%	4.10%	4.10%	4.83%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
42 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

	Six Months
	Ended		Year	Year	Year	Year	Year
	2/29/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/19	8/31/18	8/31/17	8/31/16*	8/31/15*
Class Y
Net asset value, beginning of period	$7.46		$7.26	$7.22	$7.49	$7.12	$7.18
Increase (decrease) from investment operations:
Net investment income (loss)	$0.14(a	)	$0.35(a )	$0.38(a )	$0.36(a )	$0.37(a )	$0.39
Net realized and unrealized gain (loss) on investments	0.19		0.22	0.03	(0.26)	0.41	(0.04)
Net increase (decrease) from investment operations	$0.33		$0.57	$0.41	$0.10	$0.78	$0.35
Distributions to shareowners:
Net investment income	$(0.17)		$(0.37)	$(0.37)	$(0.37)	$(0.41)	$(0.41)
Net increase (decrease) in net asset value	$0.16		$0.20	$0.04	$(0.27)	$0.37	$(0.06)
Net asset value, end of period	$7.62		$7.46	$7.26	$7.22	$7.49	$7.12
Total return (b)	4.49	%(c)	8.18%	5.80%	1.45%	11.17%	4.92%
Ratio of net expenses to average net assets	0.55	%(d)	0.55%	0.68%	0.72%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets	3.84	%(d)	4.99%	5.31%	4.99%	5.01%	5.77%
Portfolio turnover rate	4	%(c)	20%	22%	35%	20%	29%
Net assets, end of period (in thousands)	$1,081,356		$787,800	$290,431	$192,118	$192,198	$128,202
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.62	%(d)	0.66%	0.68%	0.72%	0.71%	0.71%
Net investment income (loss) to average net assets	3.77	%(d)	4.88%	5.31%	4.99%	5.01%	5.77%

*      The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 43

Notes to Financial Statements | 2/29/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer High Income Municipal Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust V (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of February 29, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosure requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
44 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of February 29, 2020. The implementation of ASU 2017-08 did not have a material impact on the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Cash may include overnight time deposits at approved financial institutions.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 45

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At February 29, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
46 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2019 was as follows:

2019
Distributions paid from:
Tax-exempt income	$47,080,425
Ordinary income	1,808,409
Total	$48,888,834

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2019:

2019
Distributable earnings:
Undistributed tax-exempt income	$13,462,869
Capital loss carryforward	(55,111,558)
Current year dividend payable	(1,264,155)
Net unrealized appreciation	44,186,284
Total	$1,273,440

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and adjustments related to interest on defaulted bonds.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 47

D.    Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $373,403 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2020.
E.    Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.
F.    Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially
48 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, New York, Texas and Ohio, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including tobacco, education, health care facilities and special revenues, the Fund will be more susceptible to associated risks and developments.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 49

dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund’s average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund’s average daily net assets and 0.45% of the Fund’s average daily net assets over $1 billion. For the six months ended February 29, 2020, the effective management fee was equivalent to 0.47% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively. Class C shares do not have an expense limitation. These expense limitations are in effect through January 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.
Fees waived and expenses reimbursed, during the six months ended February 29, 2020 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in
50 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

“Due to affiliates” reflected on the Statement of Assets and Liabilities is $107,677 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 29, 2020.

3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 29, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$1,509
Class C	1,376
Class Y	2,869
Total	$5,754

4. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $44,026 in distribution fees payable to the Distributor at February 29, 2020.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 51

value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 29, 2020, CDSCs in the amount of $38,906 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $250 million. The amount of facility changed to $300 million after period end. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 29, 2020, the Fund had no borrowings under the credit facility.
6. Subsequent Event
In December 2019, an outbreak of a new coronavirus affecting the respiratory system called COVID-19 started in China and has since spread internationally. In reaction to COVID-19, several countries have closed their borders, enhanced healthcare screenings, instituted quarantines and strained healthcare resources. Many citizens are under shelter-in-place orders and most public events have been postponed or canceled, including schools, professional sporting events and conferences. The impact of COVID-19 may last for an extended period of time and through March 30, 2020, the date these financial statements were issued. The COVID-19 pandemic has resulted in substantial market volatility and may result in a significant economic downturn.
52 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer High Income Municipal Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2019.
At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 53

approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
54 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered additional expense waiver arrangements that went into effect as of October 1, 2018.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 55

those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
56 Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer High Income Municipal Fund | Semiannual Report | 2/29/20 57

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 20563-13-0420

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust V

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 5, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 5, 2020

* Print the name and title of each signing officer under his or her signature.